Supplement to Prospectus

By Supplement to Prospectus ("sticker") dated March 13, 1996, Ameritas Variable Life Insurance Company discloses the following:

On February 27, 1996, AVLIC determined to postpone the merger with Ameritas Life Insurance Corp. ("Ameritas Life") indefinitely.

On March 11, 1996, Ameritas Life and American Mutual Life Insurance Company ("American Mutual"), an Iowa mutual life insurance company, announced an Agreement of Joint Venture ("Agreement").

The terms of the Agreement, which has a closing date of March 29, 1996, require a holding company (AMAL Corporation) to be formed. Also pursuant to the terms of the Agreement, the stock of AVLIC and Ameritas Investment Corp. will be transferred to AMAL Corporation on the closing date. AMAL Corporation will then issue a controlling ownership of the stock to Ameritas Life and a minority ownership of the stock to American Mutual.

As of May 1, 1996, The Dreyfus Stock Index Fund is no longer an investment option under the contract. Funds allocated to the Dreyfus Stock Index Fund as of April 30, 1996 may remain invested in that portfolio. If transferred out of the Dreyfus Stock Index portfolio, however, reinvestment into that portfolio will not be an option. AVLIC eventually intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Dreyfus Stock Index Fund.



PROSPECTUS                                                          COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM                              ONE AMERITAS WAY / 5900 "O" STREET
VARIABLE UNIVERSAL LIFE POLICY           P.O. BOX 81889 / LINCOLN, NE 68501-1889

--------------------------------------------------------------------------------

Ameritas Variable Life Insurance Company ("AVLIC") is not offering the sale of Flexible Premium Variable Universal Life Insurance (UniVar Life) policies (Form #4002) pursuant to this prospectus. AVLIC stopped issuing UniVar policies as of March 1, 1990. The purpose of the prospectus is to inform present policyowners concerning their policy and further to inform them of AVLIC's offer to exchange the UniVar Policy for AVLIC's Variable Universal Life Insurance Policy (Applause
Life) (Policy Form #4010). AVLIC proposes to exchange presently owned UniVar policies for the new Applause Life policy as of the original UniVar issue date without additional evidence of insurability on the same size policy. The UniVar policyowner accepting the exchange offer will first be refunded all of the sales and acquisition charges deducted from the premium payments, except premium taxes, plus 12% interest thereon. After the amount is added to the policyowners accumulation values the exchange will take place on a relative net asset basis without deducting surrender charges on the surrendered policy or sales or acquisition charges on the new policy. The policyowner would then enjoy the benefits and be subject to the charges and contract provisions as described in the Applause Life prospectus. (See Exchange Offer pages 9 and 13).

This Prospectus describes a flexible premium variable life insurance policy ("Policy") previously offered by AVLIC, a stock life insurance company that is a wholly-owned subsidiary of Ameritas Life Insurance Corp. ("Ameritas Life"). The Policy is designed to provide lifetime insurance protection to age 95 and at the same time provide flexibility to vary the frequency and amount of premium payments and to increase or decrease the level of death benefits payable under the Policy. This flexibility allows a policyowner to provide for changing insurance needs under a single insurance policy.

The Policy guarantees a death benefit payable at the Insured's death for as long as the Policy remains in force. The policyowner may choose either death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's cash value). The minimum Specified Amount for a Policy is generally $50,000, and the Policy is available only to persons who have an age nearest birthday of 80 or less at the time the Policy is purchased. The Policy provides for a cash surrender value that can be obtained by partial withdrawals, completely surrendering the Policy, or by policy loans. There is no minimum guaranteed cash value.

The initial premium payment will be allocated to the money market subaccount of the Variable Products Insurance Fund, as of the issue date, for 13 days. After the expiration of the refund period (see page 20), the accumulation value will be allocated to the subaccounts or the Fixed Account as selected by the policyowner. The policyowner may allocate net premiums to one or more of the Subaccounts of Ameritas Variable Life Insurance Company Separate Account V ("Account"), or to the Fixed Account. The amount of the Policy's cash value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts. In addition, the cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the cash surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy.

The assets of each Subaccount of the Separate Account are invested in shares of a corresponding portfolio of the Variable Insurance Products Fund, (collectively the Funds). The Variable Insurance Products Fund is a mutual fund with five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity-Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The
accompanying prospectus for the various funds describes the investment objectives and policies and the risk of each of the portfolios of the Funds.

You have the right to examine the Policy and return it for a refund for a limited time.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.

This Prospectus Must Be Accompanied or Preceded By Current Prospectuses for the Variable Insurance Products Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES REGULATORY AUTHORITY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is May 1, 1995.

TABLE OF CONTENTS

                                                                          Page
Definitions..............................................................   3
Summary..................................................................   4
Ameritas Variable Life Insurance Company and the Account.................   9
Ameritas Variable Life Insurance Company.................................   9
Ameritas Variable Life Insurance Company Separate Account V..............  10
Variable Insurance Products Fund.........................................  10
Fixed Account............................................................  12
Addition, Deletion, or Substitution of Investments.......................  12
Exchange Offer ..........................................................  12
Policy Benefits..........................................................  14
Purposes of the Policy...................................................  14
Death Benefit Proceeds...................................................  14
Death Benefit Options....................................................  14
Cash Value ..............................................................  17
Benefits at Maturity ....................................................  18
Payment of Policy Benefits ..............................................  18
Policy Rights ...........................................................  18
Loan Benefits ...........................................................  18
Surrenders ..............................................................  19
Partial Withdrawals .....................................................  19
Transfers ...............................................................  20
Refund Privilege.........................................................  20
Exchange Privilege.......................................................  20
Payment and Allocation of Premiums.......................................  21
Issuance of a Policy.....................................................  21
Premiums.................................................................  21
Allocation of Premiums and Cash Value....................................  22
Policy Lapse and Reinstatement...........................................  22
Charges and Deductions ..................................................  23
Premium Charges .........................................................  23
Charges from Cash Value .................................................  23
Daily Charges Against the Account........................................  27
General Provisions ......................................................  27
Distribution of the Policies ............................................  29
Federal Tax Matters .....................................................  29
Safekeeping of the Variable Account's Assets ............................  31
Voting Rights ...........................................................  31
State Regulation of AVLIC................................................  32
Executive Officers and Directors of AVLIC................................  32
Legal Matters  ..........................................................  33
Legal Proceedings .......................................................  33
Experts .................................................................  34
Additional Information ..................................................  34
Financial Statements ....................................................  34
Ameritas Variable Life Insurance Company Separate Account V..............  35
Ameritas Variable Life Insurance Company Corp............................  43


Policy is not  available  in all States.  The Overseas  Portfolio  and the Fixed
Account may not be available in all states.

THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER,  SALESMAN, OR OTHER PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,  AND, IF GIVEN
OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by Ameritas to receive and invest the net premiums paid under the Policy and allocated by the policyowner to the Account.

ACCRUED EXPENSE CHARGES -The sum of: in the first policy year, an amount equal to the monthly first year acquisition charge times the number of months to the first policy anniversary; during the twelve policy months following an increase in Specified Amount, an amount equal to the monthly charges for the increase (including acquisition and sales load charges) times the number of months to the anniversary of the increased Specified Amount; and any monthly deductions that are due and unpaid.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete policy years that the policy has been in force.

AMERITAS - Ameritas Variable Life Insurance Company, which is a wholly-owned subsidiary of Ameritas Life Insurance Corp.

BENEFICIARY - The beneficiary is designated by the policyowner in the application. If changed, the beneficiary is as shown in the latest change filed and recorded with Ameritas. If no beneficiary survives the Insured, the policyowner or the policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the cash value held in the Account and the cash value held in the general account which secures policy loans.

CASH SURRENDER VALUE - The policy cash value on the date of surrender, less any outstanding policy debt, any cash surrender charge, and any accrued expense charges.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rates for amounts allocated or transferred to the fixed account.

DUE PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement (3) The Policy; and
(4) Any other information that Ameritas may reasonably require to establish the validity of the contract.

DEATH BENEFIT - The amount of insurance coverage provided under the selected death benefit option of the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by Ameritas of the proof of the death of the Insured while the Policy is in force equal to: (l) the death benefit; plus (2) any additional life insurance proceeds provided by any riders; minus (3) any outstanding policy debt; minus (4) any monthly deduction that may apply to that period, including the deduction for the month of death.

FIXED ACCOUNT -An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

INSURED - The person upon whose life the Policy is issued.

ISSUE AGE - The age at the Insured's nearest birthday on the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The policy anniversary nearest the Insured's 95th birthday, if living.

MINIMUM FIRST YEAR PREMIUM - The premium that must be paid during the first policy year. A pro rata portion of the minimum first year premium is required to keep the Policy, including coverage under any riders, in force during the first policy year.

MINIMUM FIRST YEAR PREMIUM FOR THE POLICY - The premium that must be paid during the first policy year to pay for insurance coverage under the selected death benefit option. It does not include the required premium for coverage under any riders.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except that whenever the monthly activity date falls on a date other than a valuation date, the monthly activity date will be deemed the next valuation date.

NET PREMIUM - The premium less the premium charges consisting of the sales load charge, premium taxes and the $2.00 per payment processing charge.

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected scheduled premium of a level amount at a fixed interval. The policyowner is not required to follow this schedule and following this schedule does not necessarily ensure that the Policy will remain in force.

POLICY - The flexible premium variable life insurance Policy offered by Ameritas and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the policyowner. A collateral assignee is not the policyowner.

POLICY DATE - The date set forth in the Policy that is the effective date of coverage for all coverage provided in the original application and that is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date.

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

SPECIFIED AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.


SUMMARY

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in effect and that there is no outstanding indebtedness.

THE POLICY

This flexible premium variable life insurance policy ("Policy") allows the policyowner, subject to certain limitations, to make premium payments in any amount and at any frequency. So long as the Policy remains in force, it will provide for: (1) life insurance coverage on the named Insured up to age 95; (2) cash value; (3) surrender rights (including partial withdrawals and total surrenders) and policy loan privileges; and (4) a variety of optional benefits and riders that may be added to the Policy for an additional charge.

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, other than the minimum first year premium, there is no fixed schedule for premium payments. The policyowner may establish a schedule of premium payments ("planned periodic premiums"), however, failure to make the planned periodic premiums will not necessarily cause the Policy to lapse nor will making the planned periodic premiums guarantee that the Policy will remain in force until maturity. The Policy will lapse when the cash surrender value is insufficient to pay the monthly deduction for insurance and administrative charges and a grace period expires without sufficient additional payment. In addition, the Policy will lapse during the first policy year if the pro rata portion of the minimum first year premium has not been paid. Thus, within certain limits, a policyowner can skip premium payments or pay additional premiums. (See Premiums, page 6.) This flexibility permits a policyowner to provide for changing insurance needs within a single policy.

The Policy is a "variable" policy because, unlike the fixed benefits of a conventional life insurance policy, the death benefit under the Policy may, and the cash value will, if so invested, reflect the investment performance of the selected Subaccounts of the separate account supporting the Policies, as well as other factors. (See Death Benefit Proceeds, page 14 and Cash Value, page 17.) Accordingly, the policyowner reaps the benefit of any appreciation in values, but bears the investment risk of any depreciation in value of the underlying assets. The amount and/or duration of the life insurance coverage and the cash values of this Policy is not guaranteed, except in the Fixed Account, and may increase or decrease depending upon the investment experience of the Subaccounts supporting the Policy.

Net premium payments are allocated by the policyowner to one or more of these Subaccounts or to the Fixed Account. The assets of the Various Subaccounts are invested in a corresponding portfolio of the Variable Products Funds.

THE VARIABLE INSURANCE PRODUCTS FUND is a mutual fund company with five separate investment portfolios, each intended to pursue different investment objectives. The objectives of these portfolios are described in more detail in the accompanying prospectuses for the funds.

THE  VARIABLE  INSURANCE  PRODUCTS  FUND  currently  offers the  following  five
Portfolios:

THE MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in high-quality money market instruments.

THE HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, fixed-income securities (sometimes called "junk bonds"). In choosing these securities, growth of capital will also be considered.

THE EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities this Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield of the Standard & Poor's 500 Composite Stock Direct Index.

THE GROWTH PORTFOLIO seeks to achieve capital appreciation, normally through the purchase of common stocks (although the Portfolio's investments are not restricted to any one type of security). Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

THE OVERSEAS PORTFOLIO seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own Portfolios by participating in companies and economies outside of the United States. May not be available in all states.

There is no assurance that these objectives will be met. The policyowner bears the entire investment risk of amounts allocated to the Subaccounts of the Account.

FIXED ACCOUNT. Policyholders may also allocate their premiums or transfer monies to the Fixed Account where they will earn interest. (See Fixed Account, page 12.)

THE ISSUER

The Policy is issued by Ameritas Variable Life Insurance Company ("AVLIC"), a Nebraska stock life insurance company that is wholly-owned by Ameritas Life Insurance Corp. ("Ameritas Life"), a mutual life insurance company domiciled in Nebraska since 1887. A separate account of AVLIC, Ameritas Variable Life Insurance Company Separate Account V ("Account"), has been established to hold the assets supporting the Policy. The Account has 5 Subaccounts which correspond to, and are invested in, the portfolios of the Funds discussed just above. For more detailed information about AVLIC, Ameritas Life and the Account, see Ameritas Variable Life Insurance Company and the Account, page 9. The financial statements for AVLIC and the Account can be found beginning on page 35.

POLICY BENEFITS

Death Benefit Proceeds and Death Benefit Options. So long as the Policy remains in force, AVLIC will pay the proceeds under the Policy upon receipt of due proof of death of the Insured. These proceeds will be the Policy's death benefit, plus any life insurance proceeds provided by rider, but will be reduced by any outstanding policy debt and any accrued expenses. The proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's cash value on the date of the Insured's death, or if greater, the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Options, page 14.)

Optional insurance benefits offered under the Policy include: accidental death benefit rider; term rider for covered Insured; disability benefit rider; guaranteed insurability rider; payor disability rider; and children's protection rider. (See Additional Insurance Benefits, page 28.) The cost of these additional insurance benefits will be deducted from the Policy's cash value as a part of the monthly deduction.

BENEFITS AT MATURITY. On the maturity date of the Policy, if the Insured is still living, the policyowner will be paid the cash value of the Policy less any outstanding policy debt.

CASH VALUE BENEFITS. The Policy's cash value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk of the Account is borne by the policyowner. AVLIC does not guarantee a minimum cash value in the Account. (See Cash Value, page 17.)

The policyowner may at any time surrender the Policy and receive its cash surrender value. Subject to certain limitations, the policyowner may also make a partial withdrawal from the Policy and obtain a portion of the cash surrender value at any time after the first policy year and prior to the maturity date. Partial withdrawals will reduce both the cash value and the death benefit payable under the Policy. (See Partial Withdrawals, page 19 A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 26.)

POLICY LOANS. After the first policy anniversary, the policyowner may exercise certain loan privileges under a Policy. The maximum loan amount which is the amount that may be borrowed is 75% of the cash value less any cash surrender charges and accrued expenses. Texas policyholders may borrow 100% of the cash value subject to certain deductions. The available loan amount at any time is the maximum loan amount less any outstanding policy debt. Loans will accrue interest on a daily basis at the rate of 8% per year. The amount of any loans outstanding plus any accrued interest equals the outstanding policy debt. Interest is due on each policy anniversary and if not paid when due, will be added to the outstanding loan. When the loan is made or when interest is not paid when due, an amount sufficient to secure the policy debt is transferred out of the Account or the Fixed Account and into AVLIC's general account as security for the loan and will earn interest at the annual rate of 4.5%, credited on the policy anniversary. Upon partial or full loan repayment, the portion of the cash value in the general account securing the repaid portion of the policy loan will be transferred to the Account or the Fixed Account. Any loan transaction will permanently affect the values of the Policy. If the outstanding policy debt exceeds the Policy's cash value less any cash surrender charge and accrued expenses, the excess must be repaid within the specified time period or the Policy will terminate without value. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. (See Loan Benefits, page 18.)


FLEXIBILITY TO ADJUST DEATH BENEFITS

After the first policy anniversary, the policyowner has flexibility to adjust the death benefit by changing the death benefit option. After the second policy year the policyowner has flexibility to adjust the death benefit by increasing or decreasing the Specified Amount of the Policy. A change in the Specified Amount and a change in the death benefit option may only be made once per year, and are subject to certain limitations. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The minimum Specified Amount during the first three policy years is $50,000; thereafter the minimum is $35,000. Increases in the Specified Amount or a change in the death benefit option from Option A to Option B will require satisfactory evidence of insurability. Further, an increase in the Specified Amount may not be made if the Insured's age nearest birthday is over 75, and the minimum amount of any increase is the greater of 10% of the initial Specified Amount or $25,000. (See Change in Death Benefit Option, page 16, and Change in Specified Amount, page 16.)



PREMIUMS

AMOUNTS. An initial premium of at least 1/12th of the minimum first year premium for the Policy and any riders must be paid in order to put the Policy in force. A pro rata portion of the minimum first year premium is required to have been paid at all times during the first policy year in order to keep the Policy in force. After the initial premium is paid, unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum and minimum limitations set by AVLIC and the maximum limitations set by federal income tax law. A policyowner may also choose a planned periodic premium. The amounts and frequency of the planned periodic premiums may be changed at any time. Any premium received in an amount different from the planned periodic premiums will be considered an unscheduled premium.

A Policy will lapse when the cash surrender value is insufficient to pay the monthly deduction. Prior to the first policy anniversary, the Policy will lapse regardless of the cash surrender value if a pro rata portion of the minimum first year premium has not been paid on any monthly activity date. A period of 61 days from the date written notice of lapse is mailed will be allowed to make sufficient payment to keep the Policy in force.

Therefore, this Policy differs in two important respects from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself cause the Policy to lapse. Second, a Policy can lapse even if planned periodic premiums have been paid. (See Payment and Allocation of Premiums, page 21.)

ALLOCATION OF NET PREMIUMS. Net premiums, which equal the premium paid less the premium charges and the payment processing charge, are allocated to the Money Market Subaccount of the Variable Products Fund as of the issue date for 13 days. After the expiration of the refund period, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date. Amounts held in the general account are credited with interest at a rate determined by AVLIC for the period from the date good funds are received by AVLIC until the amounts are transferred to the Subaccounts, but in no event will interest be credited prior to the policy date. The policyowner may change the allocation instructions for premiums and may also make a special designation for unscheduled premiums. Subject to certain charges, a policyowner may transfer amounts among the Subaccounts. (See Allocation of Premiums and Cash Value, page 22.)

CHARGES

PREMIUM CHARGES. Certain charges will be deducted from each premium before placing any amount in a Subaccount.

Generally, a charge of 7.5% of each premium will be deducted to compensate AVLIC for the expenses associated with distributing the Policy. During the first policy year, a charge of 8.5% will be deducted from the minimum first year premium for the Policy and 7.5% will be deducted from any premium payment in excess of the minimum first year premium for the Policy. In addition, a charge of 2.5% of each premium will be deducted to compensate AVLIC for taxes, including premium taxes, paid to the various states. A $2.00 per payment processing charge is also deducted from each premium payment. (See Premium Charges, page 23.)

MONTHLY CHARGES AGAINST THE CASH VALUE. On each monthly activity date, the cash value will be reduced by the monthly deduction. The monthly deduction is equal to:
     a)   A maintenance charge of up to $5.00, plus
     b)   An acquisition charge during the first policy year only, plus
     c) A charge for the cost of insurance for the current policy month, including the cost for any riders, plus
     d) Charges for any increase in the specified amount of insurance, including a sales load charge and administrative charge. (See Charges from Cash Value, page 23.)

Monthly charges will be deducted from the Subaccount(s) on a pro rata basis in proportion to the assets held in each Subaccount. (See Monthly Deduction, page 23.)

The maintenance charge will compensate AVLIC for the ordinary ongoing administrative costs of the Policy. This charge is a maximum of $5.00. The first year acquisition charge compensates AVLIC for certain start-up processing and insurance underwriting costs associated with determining the insurability and risk classification of the Insured and other costs of issuing the Policy. The cost of insurance charge compensates AVLIC for the insurance benefits provided under the Policy and riders. The charge for any increase in the Specified Amount compensates AVLIC for the cost of underwriting the increase, such as the cost of medical examinations and review of applications, the cost of processing applications and changing and establishing policy records, and for distribution expenses incurred in connection with the Policy.

CASH SURRENDER CHARGE. If a Policy is surrendered prior to the 15th policy anniversary, AVLIC will assess a cash surrender charge based upon certain percentages of premiums actually paid in policy years 1 and 2.

If the policyowner surrenders during the first policy year, AVLIC will assess a cash surrender charge equal to 21.5% of the amount actually paid in policy year 1, up to the amount of the minimum first year premium for the Policy. Any premium paid in excess of the amount of the minimum first year premium will not be subject to a charge. If the policyowner surrenders during policy year 2, the amount of the cash surrender charge will equal 21.5% of the minimum first year premium for the Policy, plus 2.5% of any premiums actually paid in the second policy year up to an amount equal to the minimum first year premium for the Policy, except that if the policyowner had not paid the entire minimum first year premium for the Policy during the first policy year, any portion of the premium paid in the second policy year attributable to the minimum first year premium due for the Policy would not be subject to the 2.5% charge. The cash surrender charge remains level in policy years three through eleven and will equal the cash surrender charge at the end of year 2 and then grades to 0% in year sixteen. There is no additional cash surrender charge attributable to any increase in the Specified Amount of the Policy and no cash surrender charge assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of cash value. Because the cash surrender charge may be significant upon early surrender, prospective policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period. (See Cash Surrender Charge, page 26.)

TRANSFER CHARGE. The first 9 transfers per policy year will be permitted free of charge. Thereafter a transfer charge of $10 will be assessed for each transfer of cash value among Subaccounts and/or the Fixed Account to compensate AVLIC for administrative costs in handling the transfer. The transfer charge will be deducted from the amount transferred. (See Transfers and Transfer Charge, page 20 and 26.)

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. (See Partial Withdrawal Charge, page 26.)

DAILY CHARGES AGAINST THE ACCOUNT. A daily charge will be imposed at an annual rate of .70% of the average daily net assets of each Subaccount, but not the Fixed Account, to compensate AVLIC for certain mortality and expense risks incurred in connection with the Policy. (See Daily Charges Against the Account, page 27.)

No charges are currently made against the Account for federal, state or local taxes (which are charged in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws AVLIC may determine to make deductions from the Account to pay those taxes. (See Taxes, page 27.)

In addition, because the Account purchases shares of the Fund, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore the investment advisory fee and other expenses incurred by the Funds. (See The Funds, page 10.)


DISTRIBUTION OF THE POLICY

The Policy will be distributed by registered representatives of Ameritas Investment Corp., which acts as the principal underwriter of the Policy. Ameritas Investment Corp. is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. The Policy will also be distributed through other registered broker-dealers that have entered into written sales agreements with the principal underwriter. (See Distribution of the Policies, page 29.)



TAX TREATMENT OF THE POLICY

The Internal Revenue Code (the Code) defines a modified endowment (MEC) insurance contract as one where the cumulative amount paid under the contract at any time during the first 7 contract years exceeds the sum of the net level premiums which would have been paid on or before that time if the policy was paid up after the payment of 7 level annual premiums. One may avoid a policy becoming a MEC by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce premiums paid during the policy year to avoid the policy becoming a MEC. Should the policy become a "modified endowment contract" partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the policy will be taxable to the extent of any gain under the policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the policyholder reaching age 59 1/2. The 10% penalty tax does not apply if the policyholder is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the policyholder or the joint lives of the policyholder and beneficiary.

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on these proceeds. (See Federal Tax Matters, page 29.)

REFUND PRIVILEGE

The policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the policyowner receives the Policy, or 10 days after AVLIC delivers a cancellation notice, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains or losses.
(See Refund Privilege, page 20.)


EXCHANGE PRIVILEGE

During the first 24 months after the policy date of the Policy, subject to certain restrictions, the policyowner may exchange the Policy for a flexible premium adjustable life insurance policy issued by AVLIC or Ameritas Life. The policy provisions and applicable charges for the new policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 20.)


EXCHANGE OFFER

AVLIC and the Account will exchange the flexible premium variable life insurance policy offered by AVLIC and registered with the Securities and Exchange Commission known as Applause Flexible Premium Variable Universal Life (Applause
Life) (Policy Form #4010) for previously issued UniVar Flexible Premium Variable Universal Life Insurance Policies (Policy Form #4002). More detailed information, including a description of policy charges and provisions is found at page 13 herein and in the prospectus for the Applause policy. The exchange offer provisions are designed to allow the old UniVar Life policyowner to acquire the new Applause Life policy as if he had owned it from the date of the issue of the old UniVar Life policy.

The exchange is offered under the following terms:

1. The Applause Life Insurance Policy will be issued as of the original date of issue of the exchanged UniVar Life Policy.

2. The Applause Life Insurance Policy will be issued to UniVar policyowners without additional evidence of insurability of the insured for the same face amount of insurance.

3. The UniVar Life policyowner will be refunded all of the sales and acquisition charges deducted from his/her premium payment, except premium taxes, plus 12% interest thereon, which amount will be added to the UniVar Policy accumulation value.

4. After the additions to the accumulation value, AVLIC will then exchange the UniVar Life Policy for and issue the Applause Life Policy on a relative net asset basis without deducting surrender charges on the UniVar Life Policy surrender or sales or acquisition charges on this policy's acquisition. AVLIC expects to recover certain of the refunded sales and acquisition charges through surrender charges on the Applause Policy if surrendered before the 15th policy year dating from the original UniVar issue date.

5. The new Applause Life policyholder will then enjoy the benefits and be subject to the charges and contract provisions as set out in the Applause Life Prospectus. (A comparison of the charges is set out at page 13.)








AMERITAS VARIABLE LIFE INSURANCE COMPANY AND THE ACCOUNT

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page 43.

AVLIC is a wholly-owned subsidiary of Ameritas Life. Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "0" Street, P.O. Box 81889, Lincoln, Nebraska 68501. Ameritas Life and its subsidiaries had total assets at December 31, 1994 of over $2.0 billion. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyses insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. The ratings do not relate to the performance of the separate account. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company that has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. The effective date of the merger is currently postponed until May 1, 1996.

Ameritas Investment Corp. is the principal underwriter for the Policies described in this Prospectus.

AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

AVLIC established the Ameritas Variable Life Insurance Company Separate Account V (the "Account") on August 28, 1985, under Nebraska law as a separate investment account. This Account holds assets that are segregated from all of AVLIC's other assets and at present is used only to support flexible premium variable life insurance policies. AVLIC is the legal holder of the assets in the Account and will at all times maintain assets in the Account with a total market value at least equal to the reserve and other contract liabilities for the Account. The assets of the Account attributable to the Policies are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income and both realized and unrealized gains or losses from the assets of the Account are credited to or charged against the Account without regard to income, gains or losses arising out of any other business that AVLIC may conduct. Nevertheless, these assets shall be available to cover the liabilities of AVLIC's general account, but only to the extent that the Account's assets exceed its liabilities arising under the Policies supported by it. In addition to these assets, the Account assets may include accumulations of the charges AVLIC makes against Policies participating in the Account. From time to time, any such assets due AVLIC may be transferred in cash to AVLIC's general account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. The Account's financial statements may be found at page 35.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a division of AVLIC. There are currently five Subaccounts within the Account and each invests only in corresponding portfolios of the Variable Insurance Products Fund, (collectively the Variable Products Funds).



THE FUNDS

Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the Variable Insurance Products Fund. Each fund is registered with the SEC under the 1940 Act as an open-end diversified management investment company. These registrations do not involve SEC supervision of the management or investment practices or policies of the Funds.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges under the Policies, to pay the cash surrender value upon full surrenders of the contracts, to fund partial withdrawals, to make policy loans, to provide benefits under the Policies, or to transfer assets from one Subaccount to another, or to the Fixed Account, as requested by policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus and which should be read carefully together with the Prospectus and retained.

Each  policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

THE VARIABLE INSURANCE PRODUCTS FUND

The Variable Insurance Products Fund currently has a Money Market Portfolio, a High Income Portfolio, an Equity- Income Portfolio, a Growth Portfolio and an Overseas Portfolio. The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

Since the Variable Insurance Products Fund is designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies or variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

THE  VARIABLE  INSURANCE  PRODUCTS  FUND  currently  offers the  following  five
Portfolios:

THE MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in high-quality money market instruments.

THE HIGH INCOME PORTFOLIO seeks to obtain a high level of current income by investing primarily in high-yielding, fixed-income securities (sometimes called "junk bonds"). In choosing these securities, growth of capital will also be considered.

THE EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities this Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Daily Stock Price Index of 500 Common Stocks.

THE GROWTH PORTFOLIO seeks to achieve capital appreciation, normally through the purchase of common stocks (although the Portfolio's investments are not restricted to any one type of security). Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

THE OVERSEAS PORTFOLIO seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own Portfolios by participating in companies and economics outside of the United States. The Overseas Portfolio may not be available in all states.

FUND MANAGEMENT AND FEES

Fidelity Management & Research Company (FMR) is the Manager for The Variable Products Funds. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each portfolio pays FMR a monthly fee for managing its investment and business affairs. FMR has voluntarily agreed to temporarily limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and the High Income Portfolio to an annual rate of 1.00% of each Portfolio's average net assets. If a Portfolio's expenses exceed that amount, FMR will waive all or a portion of its fees and reimburse the Portfolio for its other expenses to the extent necessary to reduce expenses to the applicable limit. As long as this expense limitation continues for a Portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

THE MONEY MARKET PORTFOLIO'S fee is calculated as follows: (a) the sum of a group fee rate and an individual fund fee rate of .03%, and (b) the addition of an income component of 6% of the Portfolio's gross income in excess of a 5% annual yield. The result is multiplied by the Portfolio's average net assets. The group fee rate, which is based on the average net assets of all of the mutual funds advised by FMR, cannot rise above .37%, and it drops as total assets under management increase. The income component cannot rise above .24%.

THE HIGH INCOME PORTFOLIO'S fee has two components:

1. The group fee rate is based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above .37%, and it drops as the average group assets rise.

2. An individual fund fee rate of .45% of the Portfolio's average daily net assets throughout the month.

THE EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS' fees have two components:

1. The group fee rate is based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above .52%, and drops as the average group assets rise.

2. An individual Portfolio fee rate of .20% for the Equity-Income Portfolio, .30% for the Growth Portfolio, and .45% for the Overseas Portfolio.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month. Each Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges under the Policies, to pay the cash surrender value upon full surrenders of the contracts, to fund partial withdrawals, to make policy loans, to provide benefits under the Policies, or to transfer assets from one Subaccount to another as requested by policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.



FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account and they may also transfer monies from the separate accounts to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page 20.)

Payments allocated to the Fixed Account and transferred from the Separate Account to the Fixed Account are placed in the General Account of AVLIC, which supports insurance and annuity obligations. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk that the declared rate described below, will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under "the Investment Company Act of 1940". Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the General Account ("Declared Rate(s)"). Each month AVLIC will establish the declared rate from the monies transferred or allocated to the Fixed Account that month. The owner will earn interest on the amount transferred or allocated at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. If the shares of a portfolio of the Fund are no longer available for investment or if in AVLIC's judgment further investment in any portfolio should become inappropriate in view of the purposes of the Account, AVLIC may redeem the shares, if any, of that portfolio, and substitute shares of another registered open-end management company. AVLIC will not substitute any shares attributable to a policyowner's interest in a Subaccount of the Account without notice and prior approval of the SEC and possibly state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the policyowners.

AVLIC also reserves the right to establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company having a specified
investment  objective.  AVLIC  may,  in  its  sole  discretion,   establish  new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of policyowners or other persons who have voting rights as to the Account.

The policyowner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.


EXCHANGE OFFER

On June 13, 1990, the Commission, after application by AVLIC and public notice in the Federal Register, granted AVLIC's request that it be allowed to offer to exchange previously issued UniVar Life Insurance policies for the Applause Life Insurance Policy.

The exchange offer provisions are designed to allow the old UniVar Life policyowner to acquire the new Applause Life Insurance Policy as if he had owned it from the date of issue of the old UniVar Life Insurance Policy.

The exchange is offered under the following terms:

1. The Applause Life Insurance Policy will be issued as of the original date of issue of the exchanged UniVar Life Insurance Policy.

2. The Applause Life Insurance Policy will be issued to UniVar policyowners without additional evidence of insurability of the insured for the same amount of insurance.

3. The UniVar Life policyowner will be refunded all of the sales and acquisition charges deducted from his/her premium payment, except premium taxes, plus 12% interest thereon, which amount will be added to the UniVar Life Insurance Policy accumulation value.

4. After the additions to the accumulation value, AVLIC will then exchange the UniVar Life Insurance Policy for and issue the Applause Life Insurance Policy on a relative net asset basis without deducting surrender charges on the UniVar Life Insurance Policy surrender or sales acquisition charges on the Applause Life Insurance Policy acquisition. AVLIC expects to recover certain of the refunded sales and acquisition charges through surrender charges on the Applause Life Insurance Policy if surrendered before the 15th policy year dating from the original UniVar issue date. AVLIC does not expect to recover the remainder of the refunded charges.

5. The new Applause Life Insurance policyholder will then enjoy the benefits and be subject to the charges and contract provisions as set out in the Applause Life Prospectus. A table summarizing the charges under the respective policies are set out as follows:



                  Old Policy                 New Policy
                  ----------------------     -----------------------------------
PREMIUM TAX               2.5%               2.5% (not charged on accumulation
                                             values transferred from the old
                                             policy

SALES CHARGES    7.5%   of   all  premiums   5% (not charged on accumulation
                 (8.5%  of  minimum  first   values transferred from the old
                 year  premiums) (refunded   policy)
                 plus 12% interest in  the
                 exchanges).

ADMINISTRA-      Charges   deducted   from   No   deductions  are   made    from
TIVE CHARGES     first year premiums based   premiums  for   the  Administrative
FOR ISSUE        upon table at page 25.      costs of issue. A  Deferred Admini-
                                             strative   costs   charge  will  be
                                             assessed   if   surrendered  before
                                             policy year 15.

MORTALITY        Daily  deductions  at  an   Daily  deductions currently charged
AND EXPENSE      annual rate of .70%         at  an  annual rate of .90% for the
CHARGES                                      first  20  policy  years   and .65%
                                             thereafter. (guaranteed .90%)

SURRENDER        A   contingent   deferred   A contingent deferred sales load of
CHARGES          sales  load   based  upon   25% of  premiums  actually  paid in
                 amounts paid in the first   the  first  two  years  up  to  the
                 two  policy  years (up to   Guaranteed Death  Benefit premiums,
                 21.5%   of   the  minimum   and 5% of the  premiums  in  excess
                 first year premium and up   of  that  amount.   This  charge is
                 to  2.5%   of  additional   subject  to  a  limit  of  $12  per
                 amounts  paid  during the   $1000   of    insurance.    And,  a
                 first two years, up  to a   contingent deferred  administrative
                 second minimum first year   charge   based  upon  an amount per
                 premium) is deducted upon   $1000 of face  amount of insurance.
                 surrenders  prior  to the   This amount  varies by  age at date
                 sixteenth policy anniver-   of  issue  as   described  in   the
                 sary.  100% of the charge   Applause!  Prospectus.  100% of the
                 is  deducted  in   policy   surrender  charges  are deducted in
                 years  1  through  11 and   policy years  1 through 5  and then
                 then  grades  to 0 in the   grades  to  0   in  the 15th policy
                 16th policy year.           year.

POLICY BENEFITS

PURPOSES OF THE POLICY

The Policy is designed to provide the policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Unlike traditional life insurance, other than the minimum first year premium, the policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The Policy varies from conventional fixed benefit life insurance in a number of additional respects. Because the death benefit may, and the cash value will, vary with the investment experience of the chosen Subaccounts of the Account, the policyowner reaps the benefit of any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account.


DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon due proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 18.)

Death  benefit   proceeds  will  be  paid  to  the  surviving   beneficiary   or
beneficiaries specified in the application or as subsequently changed.


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options and the policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force (See Policy Lapse and Reinstatement, page 22). The minimum Specified Amount currently is $50,000.


OPTION A. Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of cash value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines as shown in the Applicable Percentage Table on page 15. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of cash value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the cash value varies. Policyowners who prefer to have favorable investment performance reflected in higher cash value, rather than increased insurance coverage, generally should select Option A.


OPTION A EXAMPLE. For purposes of this example, assume that the Insured's attained age is between 0 and 40 and that there is no outstanding policy debt. Under Option A, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or greater than 250% of cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to cash value above $20,000 will increase the death benefit by $2.50. Thus, if the cash value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. A Policy with a cash value of $30,000 will provide a death benefit of $75,000 ($30,000 x 250%); a cash value of $40,000 will provide a death benefit of $100,000 ($40,000 x 250%); a cash value of $50,000 will provide a death benefit of $125,000 ($50,000 x 250%).

Similarly, so long as cash value exceeds $20,000 each dollar taken out of cash value will reduce the death benefit by $2.50. If, for example, the cash value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the cash value multiplied by the applicable percentage is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

The applicable percentage becomes lower as the Insured's attained age increases. If the attained age of the Insured at the beginning of the policy year in the example above were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The death benefit would not exceed the $50,000 Specified Amount unless the cash value exceeded approximately $27,028 (rather than $20,000), and each $1 then added to or taken from the cash value would change the death benefit by $1.85 (rather than $2.50).

APPLICABLE PERCENTAGE TABLE


    Attained Age           Applicable         Attained Age         Applicable         Attained Age
Applicable
                           Percentage                              Percentage                               Percentage
  -----------------      ---------------    -----------------    --------------     -----------------

    40 or younger             250%                 54                 157%                 68                  117%
         41                   243%                 55                 150%                 69                  116%
         42                   236%                 56                 146%                 70                  115%
         43                   229%                 57                 142%                 71                  113%
         44                   222%                 58                 138%                 72                  111%
         45                   215%                 59                 134%                 73                  109%
         46                   209%                 60                 130%                 74                  107%
         47                   203%                 61                 128%              75 to 90               105%
         48                   197%                 62                 126%                 91                  104%
         49                   191%                 63                 124%                 92                  103%
         50                   185%                 64                 122%                 93                  102%
         51                   178%                 65                 120%                 94                  101%
         52                   171%                 66                 119%                 95                  100%
         53                   164%                 67                 188%

OPTION B. Under Option B, the death benefit is equal to the current Specified Amount plus the cash value of the Policy or, if greater, the applicable percentage of the cash value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the Policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that Policy anniversary the percentage declines as shown in the Applicable Percentage Table. Accordingly, under Option B the amount of the death benefit will always vary as the cash value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance reflected in increased insurance coverage, rather than higher cash values, generally should select Option B.

OPTION B EXAMPLE. For purposes of this example, assume that the Insured is age 40 or younger and that there is no outstanding policy debt. Under Option B, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a cash value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $33,334, the death benefit will be greater than the Specified Amount plus cash value. Each additional dollar of cash value above $33,334 will increase the death benefit by $2.50. Thus, if the cash value exceeds $33,334 and increases by $100 because of investment performance or premium payments, the death benefit will increase by $250. A Policy with a cash value of $20,000 will provide a death benefit of $70,000; a cash value of $30,000 will provide a death benefit of $80,000; a cash value of $50,000 will provide a death benefit of $125,000 ($50,000 x 250%).

Similarly, any time cash value exceeds $33,334, each dollar taken out of cash value will reduce the death benefit by $2.50. If, for example, the cash value is reduced from $40,000 to $35,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, cash value multiplied by the applicable percentage is less than the Specified Amount plus the cash value, then the death benefit will be the current Specified Amount plus cash value of the Policy.

The applicable percentage becomes lower as the Insured's attained age increases. If the attained age of the Insured in the example above were, for example, 50 (rather than 40 or younger), the applicable percentage would be 185%.

Assuming a Specified Amount of $50,000 the amount of the death benefit would be the sum of the cash value plus $50,000 unless the cash value exceeded $58,824 (rather than $33,334), and each $1 then added to or taken from the cash value would change the death benefit by $1.85 (rather than $2.50).

CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed once per year any time after the first policy year by sending AVLIC a written request for change. AVLIC will require evidence of insurability before making a change in the death benefit option from Option A to Option B. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC. A change may have Federal Tax consequences.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the cash value on the effective date of the change. If the death benefit option is changed from Option B to Option A, the death benefit after the change will equal the death benefit before the change minus the cash value on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's cash value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the cash value on that date. Changing from Option B to Option A will generally decrease the net amount at risk, and therefore cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions - Cost of Insurance, page 25 and Federal Tax Matters, page 29.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the second policy year a policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a policyowner's cost of insurance charge and have Federal Tax consequences. (See Charges and Deductions
- Cost of Insurance, page 25 and Federal Tax Matters, page 29.)

Any increase or decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a policy year.

The Specified Amount remaining in force after any requested decrease may not be less than $50,000 during the first 3 policy years and $35,000 thereafter. A decrease may also not be made during the first policy year following the effective date of any increase. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (See Premiums, page 21), the decrease may be limited or cash value may be returned to the policyowner at the policyowner's election, to the extent necessary to meet these requirements. For purposes of determining the cost of insurance rate, a decrease in the Specified Amount will reduce the Specified Amount in the following order:

(a) The Specified Amount provided by the most recent increase;
(b) The next most recent increases successively; and
(c) The initial Specified Amount.

For an increase in the Specified Amount, a written supplemental application must be submitted. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase. (See Premiums upon Increases in Specified Amount, page 22). The minimum amount of any increase is 10 percent of the initial Specified Amount or $25,000, whichever is greater, and an increase cannot be made if the Insured's attained age is over 75. An increase in the Specified Amount will result in certain additional charges, which will be deducted from the cash value of the Policy on each monthly activity date during the year following the increase. (See Charges and Deductions, page 23.)


METHODS OF AFFECTING INSURANCE PROTECTION. A policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the cash value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of the Policy's cash value. Certain of these changes may have Federal Tax consequences. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

(a) A decrease in the Specified Amount will, subject to the applicable percentage limitations (See Death Benefit Options, page 14), decrease the insurance protection and the cost of insurance charges under the Policy without reducing the cash value.

(b) An increase in the Specified Amount may increase the amount of pure insurance protection, depending on the amount of cash value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

(c) An increased level of premium payments will reduce the pure insurance protection, until the applicable percentage of cash value exceeds the Specified Amount if Option A is in effect. Increased premiums should also increase the amount of funds available to keep the Policy in force.

(d) A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. It also will result in a reduced amount of cash value and will increase the possibility that the Policy will lapse.

(e) A partial withdrawal will reduce the death benefit. (See Policy Rights - Surrenders, page 19.) However, it only affects the amount of pure insurance protection and charges under the Policy if the percentage from the Percentage Table is applicable in determining the death benefit. Otherwise, the decrease in the death benefit is offset by the amount of cash value withdrawn. The primary use of a partial withdrawal is to withdraw cash value.

(f) A change in the Death Benefit Option may result in an increase or decrease in the net amount at risk, depending on the circumstances of the Policy. (See Change in Death Benefit Option, page 16.)

DURATION OF THE POLICY. The duration of the Policy generally depends upon the cash value. The Policy will remain in force so long as the cash surrender value is sufficient to pay the monthly deduction. (See Charges from Cash Value, page 23.) Where, however, the cash surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 22.) During the first policy year, the Policy will lapse regardless of the cash surrender value if a pro rata portion of the minimum first year premium has not been paid and a grace period expires without sufficient payment.


CASH VALUE

The Policy's cash value in the Account will reflect the investment performance of the chosen Subaccounts of the Account or the Fixed Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A policyowner may at any time surrender the Policy and receive the Policy's cash surrender value. (See Surrenders, page 19.) There is no guaranteed minimum cash value.

DETERMINATION OF CASH VALUE. Cash value is determined on each valuation date. On the policy issue date, the cash value in a Subaccount will equal the portion of any net premium allocated to the Subaccount, reduced by the portion of the first monthly deduction allocated to that Subaccount. (See Allocation of Premiums and Cash Value, page 22.) Thereafter, on each valuation date, the cash value of a Policy will equal:

(1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(2)  The Value of The Fixed Account;

(3)  Any cash value impaired by policy debt held in the general account; plus

(4)  Any net premiums received on that valuation date; less

(5)  Any partial withdrawal, and its charge, made on that valuation date; less

(6)  Any monthly deduction to be made on that valuation date; less

(7) Any federal or state income taxes charged against the cash value.

In computing the Policy's cash value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the cash value is dependent upon a number of variables, including the investment performance of the chosen Subaccounts, the frequency and amount of premium payments, transfers, partial withdrawals, loans, and charges assessed in connection with the Policy, a Policy's cash value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a charge not exceeding an annual rate of .70% for mortality and expense risk; and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 27.)

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the cash value of the Policy, less outstanding policy debt, on the maturity date. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living.

PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives due proof of death. Cash value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 28.) The policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum.

When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment.

An election or change of method of payment must be in writing. A change in beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

Option ai-INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

Option aii-FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

Option b-FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

Option c-LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

Option d-JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the rules set out above.


POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first policy anniversary, AVLIC will permit the policyowner to borrow money from it using the Policy as the only security for the loan. The maximum amount that may be borrowed is 75% of the cash value less the cash surrender charge and any accrued expenses as of the date of the policy loan. The available loan amount at any time is the maximum loan amount less any outstanding policy debt. The loan may be completely or partially repaid at any time while the Insured is living, prior to the maturity date. Loans usually are paid within 7 days after receipt of a written request. Texas and Virginia policyholders may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. Loans may have a tax consequence. (See Federal Tax Matters, page 29.)

INTEREST. The interest rate charged on policy loans is 8% per year. Interest accrues daily and is due on each policy anniversary date. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

AFFECT OF POLICY LOANS. When a loan is made cash value equal to the amount of the loan will be transferred from the cash value in the Account or the Fixed Account to the general account of AVLIC as security for the indebtedness. The cash value transferred out of the Account will be allocated among the Subaccounts or the Fixed Account in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. In the event no allocation instructions are provided or the allocation instructions conflict with this minimum, the loan will be allocated among the Subaccounts or the Fixed Account, in the same proportion as the cash value in each Subaccount or the Fixed Account prior to the loan bears to the cash value in all Accounts. This will reduce the cash value in those Subaccounts and the Fixed Account. AVLIC will transfer cash value from the Subaccounts and the Fixed Account to secure indebtedness on the date of the policy loan and, if loan interest is not paid when due in any policy year, on the policy anniversary thereafter. AVLIC will allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account in the same proportion as the cash value in each Subaccount or the Fixed Account bears to the total cash value in all Subaccounts and the Fixed Account. No charge will be imposed for these transfers.

A policy loan will permanently affect the cash value of a Policy, and may permanently affect the amount of the Death Benefits, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the Subaccount(s) selected by the policyowner is less than or greater than the interest rate credited to the cash value held in the general account to secure the loan. In comparison to a policy under which no loan was made, Policy values will be lower if the general account interest rate is less than the investment performance of the Subaccount(s), and greater if the general account interest rate is higher than the investment performance of the Subaccount(s).

Cash value in the general account held to secure indebtedness will be credited with interest at a rate of 4.5% per year. Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the cash value in that Subaccount or the Fixed Account.

Outstanding Policy Debt. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the cash value less any cash surrender charge and any accrued expenses, the policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 22.)

Repayment of Indebtedness. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the policyowner so requests. As indebtedness is repaid, the cash value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated at the time of repayment. The repayment of indebtedness will be allocated at the end of the valuation period during which the repayment is received. If not repaid, AVLIC will deduct indebtedness from any amount payable under the Policy.


SURRENDERS

At any time during the lifetime of the Insured and prior to the maturity date, the policyowner may partially withdraw or totally surrender the Policy by sending a written request to AVLIC. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Surrenders from the Account will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 28.) Surrenders may have tax consequences. (See Tax Treatment of Policy Proceeds, page 31.)

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the cash surrender value. Coverage under the Policy will terminate as of the date of a total surrender. A policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 18.)

PARTIAL WITHDRAWALS. A partial withdrawal may be made only after the first policy year, and only one partial withdrawal is allowed per policy year. Partial withdrawals are irrevocable. The amount of a partial withdrawal may not exceed the cash surrender value on the date the request is received and may not be less than $500. The cash surrender value after a partial withdrawal must be at least $1,000. The amount paid will be deducted from the Policy's cash value at the end of the valuation period during which the request is received. The amount will be deducted from the Subaccounts or the Fixed Account according to the instructions of the policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, or if there is not sufficient value in any Subaccount or the Fixed Account, the amount will be allocated in the same proportion that the cash value in each bears to the total cash value in all Subaccounts and the Fixed Account, on the date the request for the partial withdrawal is received by AVLIC.

The Death Benefit will be reduced by the amount of any partial withdrawal. If Option A is in effect, the Specified Amount will be reduced. Where increases in the Specified Amount occurred previously, a partial withdrawal will reduce the last increase first, and then each other increase, in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 25; Death Benefits - Methods of Affecting Insurance Protection, page 16.) If Option B is in effect, the Specified Amount will not change, but the cash value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $50,000 during the first three policy years and $35,000 thereafter. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. (See Partial Withdrawal Charge, page 26.)

TRANSFERS

Cash value may be transferred among the Subaccounts of the Account as often as desired. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received. Cash value on the date of a transfer will not be affected except to the extent of the transfer charge. Transfers may also be made from the subaccounts to the Fixed Account. One Hundred percent of the amount deposited plus interest thereon may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary date of the policy.

The first nine transfers per policy year will be permitted free of charge. A transfer charge will be imposed each additional time amounts are transferred and will be deducted from the amount transferred. The charge is $10 per transfer. (See Transfer Charge, page 26.) Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. In addition, such transfers will not be counted for purposes of the limitation on the number of transfers allowed in each year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

Transferring cash value from two or more Subaccounts or the Fixed Account into a third Subaccount counts as one transfer. Similarly, transferring cash value from one Subaccount into two or more Subaccounts or the Fixed Account counts as one transfer.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

REFUND PRIVILEGE

The policyowner may cancel the Policy within the later of 10 days after the policyowner receives it, within 10 days after AVLIC delivers a cancellation notice, or within 45 days of completing Part I of the application. If a policy is cancelled within this time period a refund will be paid. The refund is equal to the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the policyowner's bank. (See Postponement of Payments, page 28.)

EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the policyowner may exchange the Policy for a flexible premium adjustable life insurance policy issued by AVLIC or Ameritas Financial Services. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new policy as under the old. In addition, the policy provisions and applicable charges for the new policy and its riders will be based on the same policy date and issue age as under the Policy. Cash values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or cash values under the flexible contract and under the new policy. The policyowner may elect either the same Specified Amount or the same net amount at risk for the new policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 O Street, P.O. Box 81889, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age on their nearest birthday or less who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. The initial premium payment will be allocated to the Money Market Subaccount of the Variable Products Insurance Fund, as of the issue date, for 13 days. After the expiration of the refund period, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of the amount of insurance applied for, $100,000, or $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS

The initial premium is due no later than the issue date. No insurance will take effect before the initial premium is paid. The initial premium must be at least 1/12th of the minimum first year premium for the Policy, including any riders. The initial premium and all other premiums are payable at AVLIC's Home Office. The amounts and frequency of the planned periodic premiums are shown in the Schedule of Premiums in the Policy. However, subject to certain limitations, a policyowner has flexibility in determining the frequency and amount of premiums since the planned periodic premium schedule is not binding on the policyowner.

MINIMUM FIRST YEAR PREMIUM. During the first policy year, a pro rata portion of the minimum first year premium is required to have been paid on the monthly activity date at all times in order to keep the Policy in force. The minimum first year premium is equal to the amount designated in the Policy, which is based on the annual level premium that would be required to provide the future benefits under the contract, computed using certain assumptions, including an assumed interest rate of 5% and standard guaranteed cost of insurance rates. There is no representation that the Policy will not lapse even if annual premiums equal to the minimum first year premium are paid, since the minimum first year premium is computed using certain assumptions that may not be applicable to a particular Policy. Moreover, since this premium is determined using an annual mode and standard underwriting class, the premium may not be sufficient to cover the first year administrative charge, premium transaction fees and cost of insurance charges if the mode of premium payment is other than annual or if the Insured is not in a standard underwriting class. AVLIC may require that a premium sufficient to cover these charges be paid at issue to place the Policy in force.

PREMIUM FLEXIBILITY. A policyowner may make unscheduled premium payments at any time in any amount, or skip premium payments, subject to the minimum first year premium requirements and subject to the premium limitations described below. Therefore, unlike conventional insurance policies, this Policy does not obligate the policyowner to pay premiums in accordance with a rigid and inflexible premium schedule. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each policyowner will determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals. The policyowner is not required to pay premiums in accordance with this schedule. The policyowner has considerable flexibility to alter the amount and frequency of premiums paid.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's cash surrender value. (See Duration of the Policy, page 17.) Thus, even if planned periodic premiums are paid by the policyowner, the Policy will nonetheless lapse any time cash surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 22.)

Any premium received in an amount different from the planned periodic premium will be considered an unscheduled premium.

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received. AVLIC may also establish a minimum acceptable premium amount.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the cash value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the policyowner, an additional premium payment may be required. AVLIC will notify the policyowner of any premium required to fund the increase, which premium must be made as a single payment. The cash value of the Policy will be immediately increased by the amount of the payment, less the applicable sales load charge. (See Charge for an Increase in the Specified Amount of Insurance, page 25 for a description of the charges deducted from premiums required upon an increase.)


ALLOCATION OF PREMIUMS AND CASH VALUE

Allocation of Net Premiums. In the application for a Policy, the policyowner allocates net premiums to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the net premium, and fractional percentages may not be used. The allocations must total 100%. The allocation for future net premiums may be changed without charge by providing proper notification to the Home Office. The notice must include the policy number to which the instructions apply. The reallocation will apply to future premiums received by AVLIC on or after the date the change is received.

The initial premium payment will be allocated to the Money Market Subaccount of the Variable Products Insurance Fund, as of the issue date, for 13 days. After the expiration of the refund period, the accumulation value will be allocated to the subaccounts or the Fixed Account as selected by the policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date. Amounts held in the general account are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) that are available to AVLIC until the date the amounts are transferred to the Money Market Account, but in no event will interest be credited prior to the policy date. Net premiums received by AVLIC subsequent to the issue date are allocated to the selected Subaccounts or the Fixed Account. If there is any outstanding policy debt at the time of payment, AVLIC will treat it as a premium payment unless otherwise instructed in proper written notice.

CASH VALUE. The value of amounts allocated to Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts and the policyowner bears the entire investment risk. This will affect the Policy's cash value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.



POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the cash surrender value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If cash surrender value is insufficient to cover the monthly deduction, the policyowner must pay a premium during the grace period sufficient to cover the monthly deductions and premium charges for the three policy months after commencement of the grace period to avoid lapse. (See Charges and Deductions, page 23.)

Prior to the first policy anniversary, the Policy will also lapse regardless of the cash surrender value if a pro rata portion of the minimum first year premium has not been paid and a grace period expires without sufficient payment. Any cash surrender value will be paid to the policyowner.

REINSTATEMENT. A lapsed Policy may be reinstated any time within 2 years after the end of the grace period (or if required by state law, within 3 years), but before the maturity date. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement. Reinstatement is subject to the following:

1. Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

2. Payment of a premium that, after the deduction of premium charges, is large enough to cover: (a) the monthly deductions for at least the three policy months commencing with the effective date of reinstatement; (b) any due and unpaid charges associated with increases; (c) any due and unpaid acquisition charges; and (d) any minimum first year premium that would have been due.

3. Any policy debt will be reinstated with interest due and accrued.

4. The Policy cannot be reinstated if it has been surrendered for its full cash surrender value.

The amount of cash value on the date of reinstatement will be equal to the amount of the cash value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated in (b) and (c) above, plus that part of the deferred sales load (i.e., cash surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the cash value is designed to avoid duplicate cash surrender charges. The original policy date will be used for purposes of calculating the cash surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's general account. Cash value calculations will then proceed as described under "Cash Value" on page 17.

The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM CHARGES

Prior to allocation of premium payments among the Subaccounts or the Fixed Account, premiums paid will be reduced by a percent of premium charge and a per payment processing charge of $2.00. The per payment processing charge is designed to reimburse AVLIC for expenses; the amount of the charge is guaranteed not to increase and AVLIC does not expect to make a gain from it. During the first policy year a percent of premium charge equal to 11% of the minimum first year premium for the Policy and no greater than 10% of any premium paid in excess of the minimum first year premium for the Policy will be deducted. Thereafter, there will be a charge of no greater than 10.0% of all premiums paid. The percent of premium charge consists of the "sales loads," which compensates AVLIC for distribution expenses, and a 2.5% charge to reimburse AVLIC for premium taxes.

SALES CHARGE. Sales charges, generally called the "sales load," will be deducted to compensate AVLIC for the cost of selling the Policy. This cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.

There are two types of sales loads under the Policy. The first, a front-end sales load, will be deducted from each premium payment upon receipt prior to allocation of net premiums to the Account or the Fixed Account. The front-end sales load is no greater than 7.5% of the premium paid, except during the first policy year in which case a charge of 8.5% is deducted from any premium paid up to the minimum first year premium for the Policy. The second, a contingent deferred sales load ("Cash Surrender Charge"), will reduce the assets in the Account attributable to the Policy in the event of surrender.

The sales charges in any Policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, AVLIC will pay them from its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the policyowners.

PREMIUM TAXES. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2.5 percent of the premium will be made from each premium payment. The deduction represents an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions.

CHARGES FROM CASH VALUE

MONTHLY DEDUCTION. Charges will be deducted on each monthly activity date from the cash value of the Policy to compensate AVLIC for administrative expenses and insurance provided. AVLIC has primary responsibility for the administration of the Policy and the Account. AVLIC intends to administer the Policy itself through an arrangement whereby AVLIC may purchase some administrative services from Ameritas Financial Services. As compensation for the expenses of providing such services, the Policies include a monthly deduction. The monthly deduction includes: (a) a maintenance charge of $5.00 per Policy, plus (b) an acquisition charge during the first policy year only, plus (c) the cost of insurance for the current policy month, including the cost for any riders, plus (d) any charge for an increase in the Specified Amount of the Policy. The monthly deduction will be deducted as of the policy date and on each monthly activity date thereafter. It will be allocated among the Subaccounts in the same proportion as the cash value in each Subaccount bears to the total cash value in the Account on that date. Each of these charges is described in more detail below. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

MAINTENANCE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the monthly deduction includes a $5.00 per Policy maintenance charge. These ordinary administrative expenses include premium billing; recordkeeping; processing death benefit claims, cash surrenders, and policy changes; preparing and mailing reports, and overhead costs. This maintenance charge is levied throughout the life of the Policy and is guaranteed not to increase above $5.00. AVLIC does not expect to make any profit from the monthly maintenance charge.

ACQUISITION CHARGE. In addition to ordinary administrative expenses, AVLIC expects to incur certain additional administrative expenses in connection with the issuance of the Policy, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing policy records. Similar expenses are expected in connection with future changes in the Policy initiated by the policyowner which involve insurability decisions such as certain changes in the death benefit option. To compensate AVLIC for these expenses during the first policy year only, a monthly acquisition charge will be deducted from the cash value as part of the monthly deduction on the first twelve monthly activity dates. This monthly amount will be specified in the Policy and will be based on the Insured's age nearest birthday at policy issuance and the initial Specified Amount of the Policy. AVLIC does not expect to make a profit from the acquisition charge. The amount of the acquisition charge will be shown in the schedule pages of the Policy and is guaranteed not to be increased. It is based on the following table which shows the annual charges per $1000 of initial Specified Amount by issue age:

                       Charge per $1000                                              Charge per $1000
       Issue                Initial                                 Issue                Initial
        Age            Specified Amount                              Age            Specified Amount
    -----------    -----------------------                       ------------    -----------------------
         0                   0.64                                     41                   3.26
         1                   0.66                                     42                   3.33
         2                   0.68                                     43                   3.40
         3                   0.73                                     44                   3.49
         4                   0.77                                     45                   3.57
         5                   0.81                                     46                   3.64
         6                   0.86                                     47                   3.70
         7                   0.90                                     48                   3.77
         8                   0.94                                     49                   3.83
         9                   1.00                                     50                   3.88
        10                   1.04                                     51                   3.96
        11                   1.10                                     52                   4.02
        12                   1.16                                     53                   4.08
        13                   1.23                                     54                   4.15
        14                   1.29                                     55                   4.22
        15                   1.35                                     56                   4.29
        16                   1.40                                     57                   4.37
        17                   1.47                                     58                   4.45
        18                   1.56                                     59                   4.64
        19                   1.64                                     60                   4.73
        20                   1.73                                     61                   4.83
        21                   1.82                                     62                   4.94
        22                   1.90                                     63                   5.05
        23                   1.98                                     64                   5.16
        24                   2.07                                     65                   5.28
        25                   2.15                                     66                   5.40
        26                   2.23                                     67                   5.53
        27                   2.30                                     68                   5.65
        28                   2.37                                     69                   5.79
        29                   2.44                                     70                   5.93
        30                   2.50                                     71                   6.08
        31                   2.57                                     72                   6.22
        32                   2.64                                     73                   6.36
        33                   2.70                                     74                   6.51
        34                   2.76                                     75                   6.67
        35                   2.82                                     76                   6.83
        36                   2.88                                     77                   7.01
        37                   2.94                                     78                   7.20
        38                   3.01                                     79                   7.39
        39                   3.08                                     80                   7.48
        40                   3.17


The monthly charge will be 1/12th of the annual charge.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the cash value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration and risk class. The rate will vary if the Insured is a smoker or non-smoker or is considered a substandard risk classification and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday and the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Any change in the cost of insurance rates will apply to all persons of the same age, sex and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in the Specified Amount or for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier.

The actual charges made during the Policy year will be shown in the annual report delivered to policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.

CHARGE FOR AN INCREASE IN THE SPECIFIED AMOUNT OF INSRUANCE. The policyowner has the option of changing the Specified Amount of the Policy. If the policyowner elects to increase the Specified Amount, charges for each increase will be deducted from the cash value on each monthly activity date during the twelve months following the increase. This is in addition to any increase in the cost of insurance charge caused by the increase. The charges are based on the age nearest birthday of the Insured at the time of the increase and the amount of the increase. The charges are guaranteed not to be increased above those set forth in the Policy. The monthly administrative charge for each increase will equal 1/12 of the per $1,000 charge multiplied by the number of thousands in the increase. A schedule of the administrative charge for increases follows:


                      Charge per $1000 of                                           Charge per $1000 of
        Age           Amount of Increase                             Age            Amount of Increase
    -----------     ------------------------                      ---------      -------------------------

         1                   0.38                                     19                   1.36
         2                   0.40                                     20                   1.45
         3                   0.45                                     21                   1.54
         4                   0.49                                     22                   1.62
         5                   0.53                                     23                   1.70
         6                   0.58                                     24                   1.79
         7                   0.62                                     25                   1.87
         8                   0.66                                     26                   1.95
         9                   0.72                                     27                   2.01
        10                   0.76                                     28                   2.09
        11                   0.82                                     29                   2.16
        12                   0.88                                     30                   2.22
        13                   0.95                                     31                   2.28
        14                   1.01                                     32                   2.36
        15                   1.07                                     33                   2.42
        16                   1.12                                     34                   2.47
        17                   1.19                                     35                   2.53
        18                   1.28                                     36                   2.60

        37                   2.66                                     57                   4.09
        38                   2.73                                     58                   4.17
        39                   2.80                                     59                   4.36
        40                   2.89                                     60                   4.45
        41                   2.98                                     61                   4.55
        42                   3.05                                     62                   4.66
        43                   3.12                                     63                   4.77
        44                   3.21                                     64                   4.88
        45                   3.29                                     65                   5.00
        46                   3.36                                     66                   5.12
        47                   3.42                                     67                   5.25
        48                   3.49                                     68                   5.37
        49                   3.55                                     69                   5.51
        50                   3.60                                     70                   5.65
        51                   3.68                                     71                   5.80
        52                   3.74                                     72                   5.94
        53                   3.80                                     73                   6.08
        54                   3.87                                     74                   6.23
        55                   3.94                                     75                   6.39
        56                   4.01


The administrative charge for increases covers the cost of underwriting the increase, such as the cost of medical examinations and review of applications, the cost of processing applications and changing and establishing policy records. AVLIC does not expect to make a profit on this portion of the charge.

There will also be a sales load charge for increases to cover their distribution costs. This charge will equal 7.5% of an amount equal to two payments, each payment being the minimum first year premium that would be required for a Policy with a Specified Amount equal to the amount of the increase at the age nearest birthday of the Insured at the time of the increase. One-twelfth of this sales load charge will be deducted along with the administrative charge on each of the 12 months following the increase.

If there is insufficient cash value in the Policy to bear the sales load charge, the policyowner will be required to make a premium payment. In determining whether there is sufficient cash value, the SEC has prescribed a method by which the cash value must be apportioned between the Specified Amount of the original contract (original Specified Amount) and the amount of the increase in the Specified Amount (increased Specified Amount). The portion attributable to the increase Specified Amount will depend upon the ration between the minimum first year premium that would be required for the original Specified Amount and two times the minimum first year premium that would be required for the increased Specified Amount. The portion of the cash value attributable to the increased Specified Amount must be large enough such that if it were paid as a premium, it would support the sales load charge. If the policyowner is required to make a premium payment, the portion of the premium attributable to the original Specified Amount (using the SEC required apportionment) will be subject to a font-end sales load charge of no greater than 7.5%. The 7.5% sales load charge on the portion of the payment attributable to the increased Specified Amount will be deducted from cash value as described above, on each of the 12 months following the increase.

CASH SURRENDER CHARGE. If a Policy is surrendered prior to the 15th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of the premiums actually paid up to a cap of the minimum first year premium for the Policy.

The cash surrender charge will be based upon percentages of the premiums paid in policy years 1 and 2. During the first two policy years, the amount of the cash surrender charge will equal 21.5% of the premiums paid, up to the amount of the minimum first year premium, and 2.5% of any premiums paid in excess of the minimum first year premium, up to the amount of a second, minimum first year premium. The cash surrender charge remains level in policy years three through eleven and will equal the cash surrender charge at the end of year 2 and then grades to 0% in year sixteen. There is no additional cash surrender charge attributable to any increase in the Specified Amount of the Policy and no cash surrender charge assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of cash value. Because the cash surrender charge may be significant upon early surrender, prospective policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.

TRANSFER CHARGE. A transfer charge of $10.00 will be imposed for each additional transfer among the Subaccounts after nine per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, it does not expect to make any profit from the transfer charge. This charge will be deducted from the amount transferred. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights. The amount of the transfer charge is guaranteed not to be increased.

PARTIAL WITHDRAWAL CHARGE. A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. This charge is guaranteed not to be greater than $50 or 2% of the amount withdrawn. AVLIC does not expect to make any profit from the partial withdrawal charge. The charge will be deducted from the amount of the withdrawal.

DAILY CHARGES AGAINST THE ACCOUNT

A daily charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Account will be at the rate of 0.001918 percent (equivalent to an annual rate of 0.70 percent) of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be 0.001918 percent multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable life policies.

The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

TAXES. Currently, no charge will be made against the Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Account. (See Federal Tax Matters, page 29.)

FUND INVESTMENT ADVISORY FEE AND EXPENSES. Because the Account purchases shares of the Fund, the net assets of the Account will reflect the investment advisory fee and other expenses incurred by the Fund. The investment adviser will receive compensation with respect to the Fund's portfolios that it advises at a rate which varies by portfolio and the size of that portfolio (See Funds, page 10).



GENERAL PROVISIONS

THE CONTRACT

The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. All statements made by the Insured in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change in coverage went into effect can be used to contest a claim or the validity of the policy. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY

The  policyowner  is  as  shown  in  the   application  or  subsequent   written
endorsement.  Subject  to the  rights  of any  irrevocable  beneficiary  and any assignee of record, all rights, options, and privileges belong to the policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.


BENEFICIARY

The policyowner may name both primary and contingent beneficiaries. The beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.


CHANGE OF BENEFICIARY

The policyowner may change the beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

CHANGE IN OWNER OR ASSIGNMENT

In order to change the Owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A change in the Owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS

The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. Payments to satisfy any such indebtedness and to any assignee shall each be paid in one sum. The balance of any death benefit proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the policyowner, if living; otherwise to any successor-owner, if living; otherwise to the owner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the policy date during the lifetime of the Insured. An increase in Specified Amount or addition of a rider after the policy date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

MISSTATEMENT OF AGE, SEX, OR SMOKING

If the age, sex, or smoking habits of the Insured or any person insured by rider has been misstated, the amount of the death benefit and cash values under the Policy will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates. The adjustment in the cash value will be the difference between the cost of insurance deductions that were made and those that should have been made, accumulated at 4.5% annually.

SUICIDE

Suicide within two years of the policy date is not covered by the Policy. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received, less any partial withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total cost of insurance applied to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy and further that suicide by an insane person is not a defense to payment of accidental death benefits unless the insane intended suicide when the Insured applied for the Policy.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever:
(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order permits postponement for the protection of policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (iv) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the policyowner's bank.


ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See Charges - Monthly Deduction, page 23.)

ACCIDENTAL DEATH BENEFIT RIDER

Provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

TERM RIDER FOR COVERED INSURED

Provides the Specified Amount of insurance to the beneficiary upon receipt of due proof of death of any Covered Insured, as defined in the rider.

CHILDRENS' PROTECTION RIDER

Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

GUARANTEED INSURABILITY RIDER

Provides that the policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

DISABILITY BENEFIT PAYMENT RIDER

Provides for the payment of the disability benefit in the form of premiums by AVLIC while the Insured is disabled. In addition, while the Insured is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's cash value.

PAYOR DISABILITY RIDER

Provides for the payment of the disability benefit in the form of premiums by AVLIC while the Covered Person specified in the rider is totally disabled, as defined in the rider. In addition, while the Covered Person is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's cash value.

REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail to the policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current cash value, cash surrender value, death benefit, premiums paid, outstanding policy debt and other information. The policyowner will also be sent a periodic report for the Fund and a list of the portfolio securities held in each portfolio of the Fund.



DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of Ameritas Life Insurance Corp. and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Investment Corp. offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs. The Policies are sold by individuals who are Registered Representatives of Investment Corp. and who are licensed as life insurance agents for AVLIC.

Registered Representatives of Investment Corp. who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions to the Registered Representatives will equal, at most, 40% of the first year premium paid less the first year acquisition charge plus the first year cost of any riders. In years two through seven of the Policy, Registered Representatives will receive a maximum commission of 5% per policy year on any premiums paid, and thereafter, 2% or less. Upon any subsequent increase in Specified Amount or any subsequent increase in riders, commissions will also be paid based on the amount of the increase in Specified Amount or increase in rider. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions with respect to the policies. Investment Corp. and AVLIC may authorize other registered broker/dealers and its Registered Representatives to sell the Policies subject to applicable law.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy.

This discussion is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. The following summary does not purport to be complete or to cover all situations. Special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Taxes," page 23) laws. Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased.

(a) Taxation of AVLIC. After AVLIC issues the Policies, AVLIC believes it will be taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code"). At that time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Account are reinvested and are taken into account in determining the death benefit and cash value of the Policy. As a result, such net investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

     AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in various states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) Tax Status of the Policy. The Code (section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the cash value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is increased or decreased, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change from Option B to Option A, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the policyowners in order for the Policy to continue complying with the section 7702 definitional limitations on premiums and cash values, the policyowner will be taxed as ordinary income (to the extent of any gain in the Policy) on certain amounts prescribed in section 7702 which are so distributed.

     The Code (section 7702A) also defines a "modified endowment contract" for federal tax purposes which causes distributions to be taxed as ordinary income to the extent of any gain. This policy will become a "modified endowment contract" if the premiums paid into the policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the policyholder may elect under this policy may be material changes affecting the 7-pay premium test. These include changes in death benefits and changes in the policy amount. Should the policy become a "modified endowment contract" partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the policy will be taxable to the extent of any gain under the policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the policyholder's age 59 1/2. The 10% penalty tax does not apply if the policyholder is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the policyholder or the joint lives of the policyholder and beneficiary. One may avoid a policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the policy become a modified endowment contract.

     The Code (section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested. Although the Fund's investment adviser is an affiliate of AVLIC, AVLIC does not have complete control over the Fund or its investments.

     However, AVLIC believes that the Fund will meet the diversification requirements and AVLIC will monitor compliance with this requirement. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard are expected in the near future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) Tax Treatment of Policy Proceeds. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable under either death benefit option under the Policy will be excludable from the gross income of the beneficiary under section 101(a)(1) of the Code and the policyowner will not be deemed to be in constructive receipt of the cash value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduce future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

     AVLIC also believes that loans received under a Policy will be treated as indebtedness of the policyowner and that no part of any loan under a Policy will constitute income to the policyowner so long as the Policy remains in force. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to Polices covering such individual exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. Policyowners should consult a competent tax advisor as to whether the Policy would be so deemed.

     The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 20), the right to change owners (See General Provisions, page 27), and the provision for partial withdrawals (See Surrenders, page 19) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid that are not treated as previously withdrawn by the policyowner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.




SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets, except for its Fixed Account. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.



VOTING RIGHTS

All of the assets held in the Subaccounts of the Account will be invested in shares of the corresponding portfolios of the Funds. AVLIC is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Various Funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the various Funds. AVLIC will furnish policyowners with the proper forms, materials and reports to enable them to give it these instructions.

The number of Fund shares in a Subaccount for which instructions may be given by a policyowner is determined by dividing the Policy's cash value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from policyowners are received and Fund shares held in each Subaccount which do not support policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

Matters on which policyowners may give voting instructions include the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the Investment Advisory Agreement for the Portfolio(s) of the Fund corresponding to the policyowner's selected Subaccount; (4) any change in the fundamental investment policies of the Portfolio(s) corresponding to the policyowner's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of the Fund under the 1940 Act.



DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Fund's Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Fund. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Fund, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise policyowners of that action and its reasons for the action in the next annual report or proxy statement to policyowners.



STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC* followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT & CHIEF EXECUTIVE OFFICER
Director, Chairman, President and Chief Executive Officer: ALIC**, Director, Chairman of the Board, President: Pathmark Assurance Company, Bankers Life Nebraska Company; Director, Chairman of the Board: Veritas Corp., Ameritas Investment Corp., FMA Realty, Inc., Ameritas Bankers Assurance Company, Ameritas Managed Dental Plan, Inc.; Director, Chairman of the Board, President, Chief Executive Officer: BLN Financial Services, Inc.; Chairman of the Board, President, Chief Executive Officer: Lincoln Gateway Shopping Center, Inc.;
Director: First Ameritas Life Insurance Corp. of New York, Director, Chairman of the Board, and Chief Executive Officer: Ameritas Investment Advisors, Inc.

NORMAN M. KRIVOSHA,  DIRECTOR,  SECRETARY
Executive Vice President, Secretary & Corporate General Counsel: ALIC; Director,
Secretary: Ameritas Investment Advisors Inc., Ameritas Investment Corp., BLN Financial Services, Inc., Ameritas Bankers Assurance Company, Veritas Corp., Pathmark Assurance Company, Bankers Life Nebraska Company; Armenta Corp., FMA Realty, Inc.; Ameritas Managed Dental Plan, Inc.; Vice President, Secretary & General Counsel: First Ameritas Life Insurance Corp. of New York; Secretary:
Lincoln Gateway Shopping Center, Inc.

JAMES R. HAIRE, DIRECTOR, VICE PRESIDENT
Senior  Vice  President-Corporate  Actuary  and  Strategic  Development:   ALIC;
Director: Pathmark Assurance Co., First Ameritas Life Insurance Corp. of New York; Director and Vice President: Ameritas Bankers Assurance Company

KENNETH C.  LOUIS, DIRECTOR, SENIOR VICE PRESIDENT
Executive Vice President-Individual Insurance: ALIC; Director: First Ameritas Life Insurance Corp. of New York.

JOANN MARTIN, DIRECTOR, COMPTROLLER
Senior Vice  President-Controller  and Chief Financial Officer:  ALIC; Director:
Ameritas Managed Dental Plan, Inc. Comptroller to: Veritas Corp., Bankers Life Nebraska Company, Pathmark Assurance Company; Treasurer: Lincoln Gateway Shopping Center Inc.; Director, Comptroller, Assistant Secretary: Ameritas Bankers Assurance Company; Vice President, Comptroller: First Ameritas Life Insurance Corp. of New York.

JON C. HEADRICK,  TREASURER
Executive Vice President-Investments and Treasurer: ALIC; Treasurer to: Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, Pathmark Assurance Company, First Ameritas Life Insurance Corp. of New York, Ameritas Managed Dental Plan, Inc.; Director, Vice President and Treasurer to:
BLN Financial Services Inc.; Director, President and Treasurer: FMA Realty Inc., Armenta Corp.; Director, President, Treasurer and Chief Executive Officer:
Ameritas Investment Corp.; Director, President: Ameritas Investment Advisors
Inc.

THOMAS D.  HIGLEY,  VICE  PRESIDENT AND ACTUARY
Vice President - Individual Financial Operations and Actuarial, ALIC; Vice President and Actuary: First Ameritas Life Insurance Corp. of New York; Director, Vice President and Actuary, Ameritas Bankers Assurance Company.

WAYNE E. BREWSTER, VICE PRESIDENT-VARIABLE SALES
Vice President-Variable Sales: ALIC.

KENNETH R. JONES, VICE  PRESIDENT-CORPORATE  COMPLIANCE AND ASSISTANT
SECRETARY
Vice President, Corporate Compliance & Assistant Secretary: ALIC; Ameritas Investment Advisors, Inc., Ameritas Investment Corp., First Ameritas Life Insurance Corp. of New York; Assistant Vice President & Assistant Secretary:
Bankers Life Nebraska Company, Pathmark Assurance Company.



* The principal business address of each person listed is Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501.
**    Ameritas Life Insurance Corp.
*** Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.



LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Director and Secretary of AVLIC.


LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.

EXPERTS

The financial statements of AVLIC as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994 and the financial statements of the Account as of December 31, 1994 and for each of the three years in the period then ended, included in this Prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President and Associate Actuary of Ameritas Life Insurance Corp. as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                          Independent Auditors' Report




Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


   We have audited the accompanying statment of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1994, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 1, 1995


                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1994


ASSETS
INVESTMENTS AT NET ASSET VALUE:
  Variable Insurance Products Fund:
    Money Market Portfolio - 6,247,661.970 shares at
      $1.00 per share (cost $6,247,662)                       $  6,247,662
    Equity Income Portfolio - 410,159.302 shares at
      $15.35 per share (cost $5,539,697)                         6,295,945
    Growth Portfolio - 569,981.087 shares at
      $21.69 per share (cost $10,666,166)                       12,362,890
    High Income Portfolio - 276,041.963 at
      $10.76 per share (cost $2,889,687)                         2,970,211
    Overseas Portfolio - 316,186.952 shares at
      $15.67 per share (cost $4,703,647)                         4,954,650
  Variable Insurance Products Fund II:
    Asset Manager Portfolio - 1,171,722.945 shares at
      $13.79 per share (cost $15,864,705)                       16,158,059
    Investment Grade Bond Portfolio - 82,319.293 shares at
      $11.02 per share (cost $967,658)                             907,159
  Alger American Fund:
    Small Capitalization Portfolio - 156,146.723 shares at
      $27.31 per share (cost $4,083,316)                         4,264,367
    Growth Portfolio - 87,011.270 shares at
      $23.13 per share (cost $1,930,745)                         2,012,571
    Income and Growth Portfolio - 23,109.060 shares at
      $13.30 per share (cost $326,379)                             307,350
    Midcap Growth Portfolio - 40,556.228 shares at
      $13.46 per share (cost $522,284)                             545,887
    Balanced Portfolio - 11,683.157 shares at
      $10.80 per share (cost $126,560)                             126,178
  Dreyfus Stock Index Fund:
    Stock Index Fund Portfolio - 74,453.907 shares at
      $12.94 per share (cost $1,052,851)                           963,434
                                                               -------------
       NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS         $ 58,116,363
                                                               =============


The accompanying notes are an integral part of these financial statements.



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                         FOR THE YEAR ENDED DECEMBER 31,


                                                  1994            1993          1992
                                             --------------   ------------  -------------

INVESTMENT INCOME
  Dividend Distributions received           $     799,210    $   499,740   $    270,834
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)             465,706        260,944        121,652
                                             --------------  -------------  -------------
       INVESTMENT INCOME - NET                    333,504        238,796        149,182
                                             --------------  -------------  -------------
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital Gain Distributions received           1,403,280        292,625        121,808
  Unrealized increase/(decrease)               (2,469,056)     3,683,814        983,400
                                             --------------  -------------  -------------
       NET GAIN/(LOSS) ON INVESTMENTS          (1,065,776)     3,976,439      1,105,208
                                             --------------  -------------  -------------
       NET (DECREASE)/INCREASE IN NET
       ASSETS RESULTING FROM OPERATIONS          (732,272)     4,215,235      1,254,390

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (NOTE B)                 21,904,104     14,840,992      8,433,982
                                             --------------  -------------  -------------
       TOTAL INCREASE IN NET ASSETS            21,171,832     19,056,227      9,688,372

NET ASSETS
  Beginning of period                          36,944,531     17,888,304      8,199,932
                                             --------------  -------------  -------------
  End of period                            $   58,116,363   $ 36,944,531   $ 17,888,304
                                             ==============  =============  =============




The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------
     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the account are segregated from AVLIC's other assets and are used only to support variable products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1994, there are thirteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and two invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company.
     Five of the subaccounts invest only in a corresponding Portfolio of Alger
     American  Fund  which  is  a  diversified   open-end management investment
     company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Wells Fargo Nikko Investment Advisors. All four funds are registered under the Investment Company Act of 1940, as amended. Each portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.


B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



C.   DISSOLUTION OF ZERO COUPON BOND PORTFOLIO:
     ------------------------------------------

     The Zero Coupon Bond Portfolio managed by Fidelity Management and Research Company was closed by the fund manager effective December 30, 1992. These funds had been unavailable to new policyowners or for transfers since
     May 1, 1991. A substitution order from the Securities and Exchange Commission allowed the transfer of accumulated values invested in the 1993 Zero Coupon Bond subaccount to the Money Market subaccount of the Variable Insurance Products Fund and the transfer of accumulated values in the 1998 and 2003 Zero Coupon Bond subaccounts to the Investment Grade Bond subaccount of the Variable Insurance Products Fund II on December 30, 1992.

D.   PLAN FOR MERGER:
     ----------------

     In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska.



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994

E.   INFORMATION BY FUND:
     --------------------
                                                                    Alger American Fund
                                  -----------------------------------------------------------------------------------------
                                                                         Income and           Midcap
                                      Small Cap         Growth             Growth             Growth          Balanced
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-93             $    2,431,108   $     513,578      $      155,544      $     91,469      $     12,416
    Distributed Earnings                197,447          56,309              12,250               805             1,173
    Mortality Risk Charge               (28,810)        (10,955)             (2,338)           (2,777)             (667)
    Unrealized increase/(decrease)     (212,648)         11,388             (27,043)           15,802              (793)
    Net premium transferred           1,877,270       1,442,251             168,937           440,588           114,049
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-94             $    4,264,367   $   2,012,571      $      307,350      $    545,887      $    126,178
                                  ================ =================  =================   ===============   ===============




                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-93             $    3,302,391   $    4,081,214     $    8,666,232      $   2,112,409     $   2,627,460
    Distributed Earnings                227,947          343,291            540,322            192,676            16,253
    Mortality Risk Charge               (53,086)         (50,692)           (97,597)           (24,422)          (41,486)
    Unrealized increase/(decrease)          ---          (10,817)          (430,322)          (216,500)          (57,561)
    Net premium transferred           2,770,410        1,932,949          3,684,255            906,048         2,409,984
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-94             $    6,247,662   $    6,295,945     $   12,362,890      $   2,970,211    $    4,954,650
                                  ================ =================  =================   ===============   ===============


                                          Variable Insurance
                                           Products Fund II                Dreyfus
                                   ----------------------------------- -----------------
                                        Asset           Investment           Stock
                                       Manager         Grade Bond         Index Fund                           TOTAL

                                  ---------------- -----------------  -----------------                    ---------------
    Balance 12-31-93             $   11,412,386   $    1,069,216     $      469,108                       $   36,944,531
    Distributed Earnings                589,342            2,944             21,731                            2,202,490
    Mortality Risk Charge              (133,984)         (12,468)            (6,424)                            (465,706)
    Unrealized increase/(decrease)   (1,465,271)         (53,875)           (21,416)                          (2,469,056)
    Net premium transferred           5,755,586          (98,658)           500,435                           21,904,104
                                  ---------------- -----------------  -----------------                     --------------
    Balance 12-31-94             $   16,158,059   $       907,159    $      963,434                       $   58,116,363
                                  ================ =================  =================                     ==============




                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994



E.   INFORMATION BY FUND:
     --------------------
                                                                    Alger American Fund
                                  -----------------------------------------------------------------------------------------
                                                                         Income and           Midcap
                                      Small Cap         Growth             Growth             Growth(1)       Balanced(2)
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-92             $      596,677   $      56,046      $       37,708      $        ---      $        ---
    Distributed earnings                    ---             189                 218               922               ---
    Mortality risk charge               (12,717)         (2,485)               (775)             (191)              (42)
    Unrealized increase/(decrease)      298,611          64,901               6,462             7,801               411
    Net premium transferred           1,548,537         394,927             111,931            82,937            12,047
                                  ---------------- -----------------  -----------------   ---------------   --------------
    Balance 12-31-93             $    2,431,108   $     513,578      $      155,544      $     91,469      $     12,416
                                  ================ =================  =================   ===============   ==============




                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    2,600,260   $    2,476,762     $    5,152,469      $     857,133     $     586,673
    Distributed earnings                 84,138           89,586            125,620             82,061            15,219
    Mortality risk charge               (26,767)         (33,306)           (67,253)           (17,034)          (13,317)
    Unrealized increase/(decrease)          ---          430,027          1,063,056            215,584           333,367
    Net premium transferred             644,760        1,118,145          2,392.340            974,665         1,705,518
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-93             $    3,302,391   $    4,081,214     $    8,666,232      $   2,112,409     $   2,627,460
                                  ================ =================  =================   ===============   ===============




                                         Variable Insurance
                                          Products Fund II                 Dreyfus

                                  ----------------------------------- -----------------
                                       Asset           Investment           Stock
                                      Manager          Grade Bond         Index Fund                           TOTAL

                                  ---------------- -----------------  -----------------                    ----------------

    Balance 12-31-92             $    4,852,263   $      510,803     $      161,510                       $   17,888,304
    Distributed earnings                237,544           60,677             96,191                              792,365
    Mortality risk charge               (74,672)          (9,236)            (3,149)                            (260,944)
    Unrealized increase/(decrease)    1,317,267           15,527            (69,200)                           3,683,814
    Net premium transferred           5,079,984          491,445            283,756                           14,840,992
                                  ---------------- -----------------  -----------------                     ---------------
    Balance 12-31-93             $   11,412,386   $    1,069,216     $      469,108                       $   36,944,531
                                  ================ =================  =================                     ===============



    (1) Commenced business 06/17/93.
    (2) Commenced business 06/28/93.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1994


E.   INFORMATION BY FUND:
     --------------------


                                                                 Variable Insurance Products Fund
                                  -----------------------------------------------------------------------------------------
                                       Money            Equity                                 High
                                       Market           Income             Growth             Income           Overseas
                                  ---------------- -----------------  -----------------   ---------------   ---------------


    Balance 12-31-91             $    1,221,511   $    1,553,786     $    2,947,040      $     290,693     $     250,623
    Distributed earnings                 84,230           63,812             72,609             29,542             3,800
    Mortality risk charge               (24,206)         (18,988)           (36,300)            (5,602)           (3,749)
    Realized gain/(loss)
      on distribution                       ---              ---                ---                ---                ---
    Unrealized increase/(decrease           ---          243,041            394,360             65,738           (48,827)
    Net premium transferred           1,318,725          635,111            635,111            476,762           384,826
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    2,600,260   $    2,476,762     $    5,152,469      $     857,133     $     586,673
                                  ================ =================  =================   ===============   ===============



                                        Variable Insurance
                                         Products Fund II                         Zero Coupon Bond Fund (5)
                                  ----------------------------------  ----------------------------------------------------
                                       Asset           Investment
                                      Manager          Grade Bond           1993               1998              2003

                                  ---------------- -----------------  -----------------   ---------------  ---------------

    Balance 12-31-91             $    1,679,178   $       40,920     $       44,420      $     85,185     $       86,576
    Distributee earnings                 97,937           31,832              2,437             1,254              1,306
    Mortality risk charge               (27,359)          (1,848)              (347)             (550)              (691)
    Realized gain/(loss)
      on distribution                       ---              ---               (724)           10,008             12,062
    Unrealized increase/(decrease)      246,506          (22,909)              (152)           (8,710)           (10,369)
    Net premium transferred           2,856,001          462,808            (45,634)          (87,187)           (88,884)
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $    4,852,263   $      510,803     $          ---      $        ---     $          ---
                                  ================ =================  =================   ===============   ===============



                                                  Alger American Fund                        Dreyfus
                                  -----------------------------------------------------   ---------------------------------
                                                                         Income and           Stock
                                    Small Cap(1)      Growth(2)          Growth (3)        Index Fund(4)         TOTAL
                                  ---------------- -----------------  -----------------   ---------------   ---------------

    Balance 12-31-91             $          ---   $         ---      $          ---      $        ---      $   8,199,932
    Distributed earnings                    ---             ---                 ---             3,883            392,642
    Mortality risk charge                (1,586)           (114)                (45)             (267)          (121,652)
    Realized gain/(loss)
      on distribution                       ---             ---                  ---              ---             21,346
    Unrealized increase/(Decrease)       95,088           5,537                1,552            1,199            962,054
    Net premium transferred             503,175          50,623               36,201          156,695          8,433,982
                                  ---------------- -----------------  -----------------   ---------------   ---------------
    Balance 12-31-92             $      596,677   $      56,046      $        37,708     $    161,510      $  17,888,304
                                  ================ =================  =================   ===============   ===============



    (1) Commenced business 06/05/92.  (4) Commenced business 05/19/92.
    (2) Commenced business 05/29/92.  (5) Zero Coupon Bond funds closed by fund
    (3) Commenced busniess 05/20/92.      manager effective 12/30/92.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1995


ASSETS
INVESTMENTS AT NET ASSET VALUE:
  Variable Insurance Products Fund:
  ---------------------------------
    Money Market Portfolio - 6,551,977.180 shares at
      $1.00 per share (cost $6,551,977)                                    $  6,551,977
    Equity Income Portfolio - 535,943.192 shares at
      $16.89 per share (cost $7,538,628)                                      9,052,081
    Growth Portfolio - 630,456.322 shares at
      $26.70 per share (cost $12,061,809)                                    16,833,184
    High Income Portfolio - 398,014.509 at
      $11.19 per share (cost $4,157,689)                                      4,453,782
    Overseas Portfolio - 367,670.267 shares at
      $16.19 per share (cost $5,440,713)                                      5,952,582
  Variable Insurance Products Fund II:
  ------------------------------------
    Asset Manager Portfolio - 1,237,166.357 shares at
      $14.33 per share (cost $16,751,909)                                    17,728,594
    Investment Grade Bond Portfolio - 102,502.882 shares at
      $11.76 per share (cost $1,192,088)                                      1,205,434
  Alger American Fund:
  --------------------
    Small Capitalization Portfolio - 194,281.254 shares at
      $36.02 per share (cost $5,252,336)                                      6,998,011
    Growth Portfolio - 126,367.792 shares at
      $28.60 per share (cost $2,923,647)                                      3,614,119
    Income and Growth Portfolio - 36,704.822 shares at
      $16.84 per share (cost $521,606)                                          618,109
    Midcap Growth Portfolio - 82,090.271 shares at
      $17.12 per share (cost $1,133,877)                                      1,405,385
    Balanced Portfolio - 16,746.949 shares at
      $12.59 per share (cost $185,566)                                          210,844
  Dreyfus Stock Index Fund:
  -------------------------
    Stock Index Fund Portfolio - 94,791.022 shares at
      $15.34 per share (cost $1,346,721)                                      1,454,094
                                                                            -----------
       NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                      $ 76,078,196
                                                                            ===========


The accompanying notes are an integral part of these financial statements.



                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                       FOR THE SIX MONTHS ENDED JUNE 30,
                                  (Unaudited)


                                                  1995            1994
                                            ---------------  --------------
INVESTMENT INCOME
  Dividend distributions received          $      984,106   $    566,381
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)             313,108        206,755
                                            ---------------  --------------
       INVESTMENT INCOME - NET                    670,998        359,626
                                            ---------------  --------------
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital gain distributions received             382,049      1,398,987
  Unrealized increase/(decrease)                7,824,624     (4,231,961)
                                            ---------------  --------------
       NET GAIN/(LOSS) ON INVESTMENTS           8,206,673     (2,832,974)
                                            ---------------  --------------
       NET (DECREASE)/INCREASE IN NET
       ASSETS RESULTING FROM OPERATIONS         8,877,671     (2,473,348)

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (Note B)                  9,084,162     13,033,162
                                            ---------------  --------------
       TOTAL INCREASE IN NET ASSETS            17,961,833     10,559,814

NET ASSETS
  Beginning of period                          58,116,363     36,944,530
                                            ---------------  --------------
  End of period                            $   76,078,196   $ 47,504,344
                                            ===============  ==============

The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1995


                                   (UNAUDITED)


A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------
     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At June 30, 1995, there are thirteen subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and two invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Five of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Wells Fargo Nikko Investment Advisors. All four funds are registered under the Investment Company Act of l940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.


B.   BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:
     ----------------------------------------------------------------

     Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim peirod are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1994 and 1993.


C.   PLAN FOR MERGER:
     ----------------
     In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska. The merger was subsequently postponed until May 1, 1996.

                          Independent Auditors' Report




Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


  We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with statutory accounting principles which are considered generally accepted accounting principles for mutual life insurance companies and their insurance subsidiaries.

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
February 1, 1995

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 BALANCE SHEET
                                        (Columnar amounts in thousands)


                                                                                  December 31,
                                                                          --------------------------
                                                                              1994           1993
                             ASSETS                                       -----------     ----------
                             ------
     Investments:
       Bonds (Note C)                                                   $     34,607    $    23,974

       Short-term investments                                                  7,714         19,273
       Loans on life insurance policies                                        1,597          1,021
                                                                           ---------      ---------
      Total investments                                                       43,918         44,268

     Cash                                                                        431          1,161
     Accrued investment income                                                   774            676
     Reinsurance Recoverable - affiliates  (Note E)                              467              -
     Other assets                                                                129             97
     Separate Accounts  (Note F)                                             462,886        325,088
                                                                           ---------      ---------
                                                                        $    508,605    $   371,290
                                                                           =========      =========
   LIABILITIES AND STOCKHOLDER'S EQUITY
   ------------------------------------
     LIABILITIES:

     Life and annuity reserves                                          $     30,578    $    31,261
     Funds left on deposit with the company                                      142             97
     Interest maintenance reserve                                                 36             31
     Accounts payables - affiliates  (Note E)                                    884          1,570
     Income tax payable-affiliates                                                36            109
     Accrued professional fees                                                    11             40
     Sundry current liabilities -
       Cash with applications                                                    562          1,995
       Other                                                                     692            394
     Valuation Reserve                                                           163            100
     Separate Accounts  (Note F)                                             462,886        325,088
                                                                           ---------      ---------
                                                                             495,990        360,685
                                                                           ---------      ---------


   STOCKHOLDER'S EQUITY:

     Common stock, par value $100 per share;                                   4,000          4,000
       authorized 50,000 shares, issued and
       outstanding 40,000 shares
     Additional paid-in capital                                               29,700         23,700
     Deficit                                                                 (21,085)       (17,095)
                                                                           ----------     ----------
                                                                              12,615         10,605
                                                                           ----------     ----------

                                                                        $    508,605    $    371,290
                                                                           ==========     ==========

The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (in thousands)







                                                                            Year Ended December 31,
                                                                    --------------------------------------
                                                                         1994        1993          1992
                                                                    ------------  -----------   ----------

INCOME:
  Premium income                                                   $    174,085  $   155,166  $    84,181
  Less reinsurance:  (Note E)
     Yearly renewable term                                               (1,333)        (843)        (293)
     Fixed account                                                            -            -       (3,840)
                                                                    ------------   -----------   ---------
       Net premium income                                               172,752      154,323       80,048
  Net investment income  (Note D)                                         3,050        2,897        1,732
  Miscellaneous insurance income                                          1,398          459          596
                                                                    ------------   -----------   ---------
                                                                        177,200      157,679       82,376
                                                                    ------------   -----------   ---------
EXPENSES:

  Increase (Decrease) in reserves                                          (637)       1,717       28,671
  Benefits to policyowners                                               19,012        8,128        3,902
  Redemptions from fixed  account                                             -            -      (25,831)
  Commissions                                                            15,799       13,080        7,733
  General insurance expenses  (Note E)                                    6,403        4,216        3,583
  Taxes, licenses and fees                                                1,183          829          447
  Net premium transferred to
   Separate Accounts  (Note F)                                          139,974      136,451       71,043
                                                                    ------------   -----------  ----------
                                                                        181,734      164,421       89,548
(Loss) before income taxes                                          ------------   -----------  ----------
    and realized capital gains                                           (4,535)      (6,742)      (7,172)


Income Taxes (benefit)-current                                             (611)      (1,501)      (1,844)
                                                                    ------------   -----------   ---------
(Loss) before realized capital gains                                     (3,923)      (5,241)      (5,328)

Realized  capital  gains  (net of tax of $11,  $19  and $0
   and  $12,  $32 and $0 transfers to interest maintenance
   reserve for 1994, 1993 and 1992 , respectively)                           (2)           1            -
                                                                    ------------    ----------    --------
Net (loss)                                                         $     (3,925)  $   (5,240)   $  (5,328)
                                                                    ============    ==========    ========




The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                         (in thousands, except shares)





                                                                                   Additional
                                                             Common Stock           Paid in
                                                         Shares        Amount       Capital        Deficit       Total
                                                      ------------   -----------  -----------    -----------   ----------
BALANCE, January 1, 1992                                 40,000     $    4,000   $   13,200     $   (6,492)   $  10,708


   Decrease in non-admitted assets                            -              -            -             65           65

   Transfer to  Valuation Reserve                             -              -            -            (38)         (38)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        5,000              -        5,000

   Net (loss)                                                 -              -            -         (5,328)      (5,328)
                                                       ---------    -----------   ----------     -----------   ----------
BALANCE, December 31, 1992                               40,000    $     4,000   $   18,200     $  (11,793)  $    10,407

   Transfer to  Valuation Reserve                             -              -            -            (62)         (62)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        5,500              -        5,500

   Net (loss)                                                 -              -            -         (5,240)      (5,240)
                                                       ---------    ------------  ----------      ----------    ---------
BALANCE, December 31, 1993                               40,000          4,000       23,700        (17,095)      10,605

   Increase in non-admitted assets                            -              -            -             (2)          (2)

   Transfer to  Valuation Reserve                             -              -            -            (63)         (63)

   Capital Contribution from
     Ameritas Life Insurance Corp.                            -              -        6,000              -        6,000

   Net (loss)                                                 -              -            -         (3,925)      (3,925)
                                                       ----------   ------------   ----------     ----------   ----------
BALANCE, December 31, 1994                               40,000    $     4,000   $   29,700    $   (21,085)  $   12,615
                                                       ==========   ============   ==========     ==========   ==========




The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                 (in thousands)



                                                                         Year Ended December 31,
                                                                         -----------------------
                                                               1994              1993                1992
                                                         ----------------   ----------------     -------------
OPERATING ACTIVITIES:

  Net premium income received                          $       172,701     $      154,408    $        80,037
  Miscellaneous insurance income                                 1,398                459                596
  Net investment income received                                 2,899              2,848              1,714
  Net premium transferred to Separate Accounts                (140,161)          (136,451)           (71,043)
  Benefits paid to policyowners                                (18,944)            (8,207)            (3,823)
  Redemptions from fixed account                                     -                  -              1,931
  Commissions                                                  (15,799)           (13,080)            (7,659)
  Expenses and taxes                                            (7,547)            (4,939)            (3,950)
  Net increase in policy loans                                    (576)              (592)               (99)
  Income taxes                                                     527              1,630              1,805
  Other operating income and disbursements                      (2,222)               270              2,496
                                                          ---------------    ---------------     -------------
  Net cash (used in) provided by operating activities           (7,724)            (3,654)             2,005
                                                          ---------------    ---------------     -------------
INVESTING ACTIVITIES:
  Maturity of bonds                                              5,108              8,266              3,069
  Purchase of Investments                                      (15,673)            (1,460)              (448)
                                                          ---------------    ---------------     -------------
Net cash (used in) provided by investing activities            (10,565)             6,806              2,621
                                                          ---------------    ---------------     -------------
FINANCING ACTIVITIES:
  Capital Contribution                                           6,000              5,500              5,000
                                                          ---------------    ---------------     -------------
NET INCREASE (DECREASE) IN CASH AND
     SHORT TERM INVESTMENTS                                    (12,289)             8,652              9,626

CASH AND SHORT TERM INVESTMENTS -
     BEGINNING OF YEAR                                          20,434             11,782              2,156
                                                          ---------------    ---------------     -------------
CASH AND SHORT TERM INVESTMENTS -
     END OF YEAR                                         $       8,145      $      20,434       $     11,782
                                                          ===============    ===============     =============





The accompanying notes are an integral part of these financial statements.


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)

A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ---------------------------------------------------------------------

Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp.(ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

The principal accounting and reporting practices followed are:

INVESTMENTS-Bonds and short-term investments earning interest are carried at amortized cost which, for short-term investments, approximates market. It is management's intent to hold fixed maturity securities to maturity; thus, adjustment to market value is not considered appropriate. Separate account assets are carried at market. Realized gains and losses are determined on the basis of specific identification. At December 31, 1994, the Company had securities with a book value of $3,278 and market value of $3,149 on deposit with various State Insurance Departments.

ACQUISITION COSTS - Commissions, underwriting and other costs of issuing new policies as well as maintenance and settlement costs are reported as costs of insurance operations in the period incurred.

PREMIUMS - Premiums are reported as income when collected over the premium paying periods of the policies. Premium income consists of:



                                       Year Ended December 31,
                                 1994          1993            1992
                              ----------    -----------     -----------
                   Life      $  31,980     $   20,591      $   11,693
                   Annuity     142,105        134,575          72,488
                              ----------    -----------     -----------
                             $ 174,085     $  155,166      $   84,181
                              ==========    ===========     ===========


POLICY RESERVES - Generally, reserves for variable life and annuity policies are established and maintained on the basis of each policyholder's interest in the account values of Separate Accounts V and VA-2. However, reserves established for certain annuity products are determined on the basis of the Commissioner's Annuity Reserve Valuation Method (CARVM) reserving method which approximates surrender values. The account values are net of applicable cost of insurance and other expense charges. The cost of insurance has been developed by actuarial methods. The Company uses the mortality rates from the Commissioners 1980
Standard Ordinary Smoker and Non- Smoker, Male and Female Mortality Tables in computing minimum values and reserves. Policy reserves are also provided for amounts held in the general accounts consistent with requirements of the Nebraska Department of Insurance.

INTEREST MAINTENANCE RESERVE - The interest maintenance reserve is calculated based on the prescribed methods developed by the NAIC. This reserve is used to accumulate realized gains and losses resulting from interest rate changes on fixed income investments. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization for the years ended December 31, 1994 and 1993 was $5 and $1, respectively. There was no amortization for the year ended December 31, 1992.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992


A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ---------------------------------------------------------------------
  (Continued)

  VALUATION  RESERVE  -  Valuation reserves are  a  required   appropriation  of
  Stockholder's Equity to provide for possible losses that may occur on certain investments held by the Company. The appropriation (Asset Valuation Reserve) is based on the holdings of bonds, stocks, mortgages, real estate and short-term investments. Realized and unrealized gains and losses, other than those resulting from interest rate changes, are added or charged to the reserve (subject to certain maximums).

  INCOME TAXES - The Company files a consolidated life/non-life tax return with Ameritas Life Insurance Corp. and its subsidiaries. An agreement among the members of the consolidated group provides for distribution of con-solidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis. As a result of deferred acquisition costs, current tax benefits are less than the statutory corporate rate of 35%.

B. FINANCIAL INSTRUMENTS:
   ----------------------

   The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate a value:

   Bonds
   For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity, and Treasury yields.

   Short-term Investments
   The carrying amount approximates fair value because of the short maturity of these instruments.

   Loans on Life Insurance Policies
   Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash
   The carrying amounts reported in the balance sheet equals fair value.

   Accrued Investment Income
   Fair value on accrued investment income equals book value.

   Funds left on Deposit
   Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)


B.  FINANCIAL INSTRUMENTS: (Continued)

    The estimated fair values, as of December 31, 1994 and 1993, of the Company's financial instruments are as follows:


                                        1994                      1993
                            --------------------------   -----------------------
                               Carrying       Fair        Carrying      Fair
                                Amount        Value        Amount       Value
                            -------------  -----------   -----------  ----------

 Financial Assets:
    Bonds                  $     34,607   $   34,021   $    23,974   $   25,803
    Short-term investments        7,714        7,714        19,273       19,273
    Cash                            431          431         1,161        1,161
    Accrued investment income       774          774           676          676
    Loans on life insurance       1,597        1,190         1,021          905
    policies

  Financial Liabilities:

    Funds left on deposit           142          142            97           97

       These fair values do not necessarily represent the value for which the financial instrument could be sold.


C.  BONDS:
    ------

    The table below provides additional information relating to bonds held by the Company as of December 31, 1994:

                                                                           Gross           Gross
                                            Amortized        Fair       Unrealized       Unrealized         Carrying
                                              Cost           Value         Gains           Losses            Value

                                           -----------    -----------   ------------    ------------      ------------

    LONG TERM BONDS:
    Corporate-U.S.                        $   19,634    $     19,396  $       160      $      398       $     19,634
    Corporate-Foreign                          1,000           1,008            8               -              1,000

    Mortgage-Backed                            1,149           1,184           35               -              1,149
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                 12,824          12,433           47             438             12,824
                                           ----------     -----------   ------------     ------------     ------------
                                          $   34,607    $     34,021  $       250      $      836       $     34,607
                                           ==========     ===========   ============     ============     ============


    The comparative data as of December 31, 1993 is summarized as follows:

                                                                            Gross          Gross
                                            Amortized        Fair        Unrealized      Unrealized         Carrying
                                              Cost           Value          Gains          Losses            Value
                                           -----------    -----------   ------------    ------------      ------------
    LONG TERM BONDS:
    Corporate-U.S.                        $   13,511    $     14,801   $    1,290      $         -      $     13,511

    Mortgage-Backed                            2,486           2,613          127                -             2,486

    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                  7,977           8,389          427               15             7,977
                                           -----------    ------------   -----------    ------------      ------------
                                          $   23,974    $     25,803   $    1,844      $        15      $     23,974
                                           ===========    ============   ===========    ============      ============

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)

C. BONDS: (Continued)
   ------

   The carrying value and fair value of bonds at December 31, 1994 by contractual maturity are shown below:

                                                      Fair         Carrying
                                                      Value          Value
                                                   -----------    -----------
      Due in one year or less                      $    1,512    $     1,501
      Due after one year through five years            22,306         22,655
      Due after five years through ten years            8,517          8,806
      Due after ten years                                 502            496
      Mortgage-Backed Securities                        1,184          1,149
                                                    ----------    -----------
                                                   $   34,021    $    34,607
                                                    ==========    ===========


     Investments in securities of one issuer other than United States Government and United States Government Agencies which exceed 10% of total stockholder's equity as of December 31, 1994 are as follows:

      Included in Bonds:                        Carrying
           ISSUER                                 Value
           ------                              ------------

     Legget & Platt Inc Medi um Term Notes     $    1,500
     Sears, Roebuck & Co                            1,499

      Included in Short-Term Investments:
           ISSUER
           ------
     GTE Northwest Inc Discount Note           $    1,397
     Potomac Electric Power Co Disc Note            1,499
     AT&T Corp Disc Note                            1,299
     Cargill Inc Disc Note                          1,496

     Investments in securities of one issuer other than United States Government and United States Government Agencies which exceed 10% of total stockholder's equity as of December 31, 1993 are as follows:

      Included in Bonds:                        Carrying
           ISSUER                                 Value
           ------                              ------------
     Carlisle Company                          $    1,200
     Pep Boys                                       1,198
     Sears, Roebuck & Co.                           1,498

     Included in Short-Term Investments:

           ISSUER
           ------
     American Tel & Tel                        $    1,490
     Bell South                                     1,495
     Cargill                                        1,493
     Congra                                         1,394
     Cox Enterprises                                1,492
     Kmart                                          1,495
     Nynex                                          1,494
     Pepsico                                        1,494

                    AMERITAS VARIABLE LIFE INSUANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)



D. INVESTMENT INCOME:
   ------------------
   Net investment income for the years ended December 31, 1994, 1993 and 1992 is comprised as follows:

                                                 Year Ended December 31,
                                          --------------------------------------
                                             1994         1993         1992
                                          ----------   -----------  ------------
   Bonds                                 $    2,410   $     2,384  $     1,645
   Short-term Investments                       609           529          105
    IMR Amortization                              5             1            -
    Loans on Life Insurance Policies             82            39           26
                                          ----------   -----------  ------------
                 Gross Investment Income      3,106         2,953        1,776
    Less investment expenses                     56            56           44
                                          ----------   -----------  ------------
                 Net Investment Income   $    3,050   $     2,897  $     1,732
                                          ==========   ===========  ============


E. RELATED PARTY TRANSACTIONS:
   ---------------------------
   Ameritas Life Insurance Corp. provides technical, financial and legal support to the Company under an administrative service agreement. The cost of these services to the Company for years ended December 31, 1994, 1993 and 1992 was $4,029, $1,915 and $1,285, respectively. The Company also leases office space and furniture and equipment from Ameritas Life Insurance Corp. The cost of these leases to the Company for the years ended December 31, 1994, 1993 and 1992 was $40, $54 and $48, respecitively.

   Under the terms of an investment advisory agreement, the Company paid $43, $44 and $32 for the years ended December 31, 1994, 1993 and 1992 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

   The Company entered into a reinsurance agreement (yearly renewable term) with Ameritas Life Insurance Corp. Under this agreement, Ameritas Life Insurance Corp. assumes life insurance risk in excess of the Company's $50 retention limit. The Company paid $1,333, $843 and $293 of reinsurance premiums for the years ended December 31, 1994, 1993 and 1992, respectively.

   The Company ceded premium designated for the Fixed Account of $3,840 for the year ended December 31, 1992. The reinsurance agreement on thee Fixed Account between Ameritas Life Insurance Corp. and the Company provided either party with the option to cancel the agreement when the Fixed Account reached $20 million. The two parties cancelled the agreement as of July 31, 1992. Starting July 1, 1992 all Fixed Account Activity is held and invested by the Company. The value of the Fixed Account at July 31, 1992 ($24,900) was transferred from ALIC to the Company during August, 1992 via participaiton certificates.

   The Company has entered into a guarantee agreement with Ameritas Life Insurance Corp., whereby, Ameritas Life Insurance Corp. guarantees absolutely the full, complete and absolute performance of all duties and obligations of the Company.

   The Company's products are distributed through Ameritas Investment Corp., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp. The Company received $266 and $23 for the years ended December 31, 1994 and 1993, respectively, from this affiliate to partially defray the costs of materials, prospectuses, etc.. In 1992 there were no reimbursements from this affiliate for these purposes. Policies placed by this affiliate generated commission expense of $15,223, $12,621 and $7,454 for the years ended December 31, 1994, 1993 and 1992, respectively.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)


F. SEPARATE ACCOUNTS:
   ------------------
   The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

   Amounts in the Separate Accounts are:


                                             December 31, 1994
                                         ---------------------------
                                            1994           1993
                                         -----------    ------------

   Separate Account V                  $     58,117   $      36,945
   Separate Account VA-2                    404,769         288,143
                                         -----------    ------------
                                       $    462,886   $     325,088
                                         ===========    ============


   The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund and Dreyfus Stock Index Fund. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

   The Variable Insurance Products Fund and the Variable Insurance Products
   Fund II are managed by Fidelity Management and Research Company. Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has two portfolios: the Investment Grade Bond Portfolio and the Asset Manager Portfolio. The Alger American Fund is managed by Fred Alger Management, Inc. and has five portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993) and the Balanced Portfolio (effective June 28, 1993). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio.

   Prior to December 30, 1992 the Company offered Fidelity Management and Research Company's Zero Coupon Bond Fund and its three portfolios, Zero coupon 1993 Portfolio, Zero Coupon 1998 Portfolio and Zero Coupon 2003 Portfolio, as an investment option in Separate Account V. On December 31, 1992 Fidelity Management and Research Company liquidated and closed the Fund. All remaining shares were transferred into other portfolios pursuant to a substitution program approved by the Securities and Exchange Commission as of the close of business December 30, 1992 Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund and Dreyfus Stock Index Fund with the same portfolios as described above.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
                                 (in thousands)



G. BENEFIT PLANS:
   --------------

   The Company is included in the noncontributory defined-benefit  pension  plan
   that  covers   substantially  all  full-time  employees  of  Ameritas  Life
   Insurance Corp. and its subsidiaries. Pension costs include current service costs, which are accrued and fundedon a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets of this plan are not segregated. Total Company contributions for the years ended December 31, 1994, 1993 and 1992 were $47, $51 and $32, respectively.

   The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the years ended December 31, 1994, 1993 and 1992 were $20, $22 and $21, respectively.

   The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

   The liabilities of this plan are not segregated. Total Company contributions for the years ended December 31, 1994 and 1993 were $7 and $2, respectively. In 1992 there was no cost charged for postretirement benefits.

H. PLAN FOR MERGER:
   ----------------

   In December 1994 the Board of Directors for AVLIC and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities of the companies, has an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                   BALANCE SHEET
                                          (Columnar amounts in thousands)

                                                    (Unaudited)

                                                                                                June 30, 1995
                                                                                               ---------------
                ASSETS
                ------

     Investments:
     Bonds                                                                                  $          36,163
     Short-term investments                                                                            12,406
     Loans on life insurance policies                                                                   2,059
                                                                                                -------------

          Total investments                                                                            50,628

     Cash                                                                                                 774
     Accrued investment income                                                                            713
     Other assets                                                                                         120
     Separate Accounts                                                                                561,343
                                                                                                 ------------

                                                                                             $        613,578
                                                                                                 ============

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------

     LIABILITIES:

     Life and annuity reserves                                                                 $       33,793
     Funds left on deposit with the company                                                               155
     Interest maintenance reserve                                                                          52
     Accounts payables - affiliates                                                                     2,273
     Income tax payable-affiliates                                                                        766
     Other liabilities                                                                                  2,054
     Asset valuation reserve                                                                              194
     Separate Accounts                                                                                561,343
                                                                                                  -----------
                                                                                                      600,630
                                                                                                  -----------


   STOCKHOLDER'S EQUITY:

     Common stock, par value $100 per share;                                                            4,000
     authorized 50,000 shares, issued and
     outstanding 40,000 shares
     Additional paid-in capital                                                                        29,700
     Deficit                                                                                          (20,752)
                                                                                                  -----------
                                                                                                       12,948
                                                                                                  -----------
                                                                                                $     613,578
                                                                                                  ===========
The accompanying notes are an integral part of these financial statements.




                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF OPERATIONS
                                                  (in thousands)

                                                    (Unaudited)





                                                                                            Six Months End
                                                                                      ----------------------------
                                                                                          1995            1994
                                                                                      -------------   ------------
INCOME:  Premium income                                                              $     66,949    $    113,836
  Less reinsurance:
     Yearly renewable term                                                                 (2,607)           (547)
                                                                                      ------------     -----------
     Net premium income                                                                    64,342         113,289
  Net investment income                                                                     1,737           1,444
  Miscellaneous insurance income                                                            2,481             580
                                                                                      -----------      ----------

                                                                                           68,560         115,313
                                                                                      -----------      ----------
EXPENSES:

  Increase (Decrease) in reserves                                                           3,215            (844)
  Benefits to policyowners                                                                 16,747           8,347
  Commissions                                                                               6,450           9,721
  General insurance expenses                                                                3,156           3,080
  Taxes, licenses and fees                                                                    645             687
  Net premium transferred to
  Separate Accounts                                                                        37,268          98,452
                                                                                        ----------       --------

                                                                                           67,481         119,443
Income/(loss) before income taxes                                                       ----------       --------
  and realized capital gains                                                                1,079          (4,130)


Income Taxes (benefit)-current                                                                720            (845)
                                                                                       ----------        ---------

Income/(loss) before realized capital gains                                                   359          (3,285)

Realized capital gains (net of tax of $11, and $11
  and $18 and $8 transfers to interest maintenance
  reserve for 1995 and 1994 , respectively)                                                     -               -
                                                                                       ----------        --------
Net income/(loss)                                                                    $        359    $     (3,285)
                                                                                       ==========        =========





The accompanying notes are an integral part of these financial statements.


                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                   STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                    FOR THE SIX MONTHS ENDED JUNE 30, 1995 AND THE YEAR ENDED DECEMBER 31, 1994
                                           (in thousands, except shares)

                                                    (Unaudited)



                                                                    Additional
                                               Common Stock           Paid in
                                          Shares        Amount        Capital        Deficit        Total
                                      -------------   -----------  -------------  -------------  ------------
BALANCE, January 1, 1994                  40,000     $   4,000    $    23,700   $    (17,095)   $     10,605

  Decrease in non-admitted assets              -             -              -             (2)             (2)

  Transfer to asset valuation reserve          -             -              -            (63)            (63)

  Capital contribution from
    Ameritas Life Insurance Corp.              -             -          6,000              -           6,000

  Net (loss)                                   -             -               -        (3,925)         (3,925)
                                      ----------     ---------      -----------     ---------       ---------

BALANCE, December 31, 1994                40,000         4,000           29,700      (21,085)         12,615

  Increase in non-admitted assets              -             -                -            5              5

  Transfer to asset valuation reserve          -             -                -          (31)           (31)

  Net income                                   -             -                -          359             359
                                     -----------    ----------      -----------    ----------       --------

BALANCE, June 30, 1995                    40,000   $     4,000     $     29,700   $  (20,752)    $    12,948
                                     ===========    ==========      ===========    ==========       ========




The accompanying notes are an integral part of these financial statements.



                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF CASH FLOWS
                                                  (in thousands)

                                                     Unaudited

                                                                                     Six Months Ended June 30,
                                                                                 ---------------------------------
                                                                                      1995                1994
                                                                                 -------------        ------------
OPERATING ACTIVITIES:
  Net premium income received                                                   $     64,705         $    113,254
  Miscellaneous insurance income                                                       1,033                   37
  Net investment income received                                                       1,760                1,465
  Net premium transferred to Separate Accounts                                       (36,859)             (98,118)
  Benefits paid to policyowners                                                      (16,802)              (8,143)
  Commissions                                                                         (5,230)              (9,692)
  Expenses and taxes                                                                  (4,063)              (3,782)
  Net increase in policy loans                                                          (462)                (206)

  Other operating income and disbursements                                             2,448                   76
                                                                                 ------------         ------------

  Net cash (used in) provided by operating activities                                  6,530               (5,109)
                                                                                 ------------         ------------

INVESTING ACTIVITIES:
  Maturity of bonds                                                                    2,501                3,402
  Purchase of Investments                                                             (3,996)              (7,216)
                                                                                 ------------         ------------

Net cash (used in) provided by investing activities                                   (1,495)              (3,814)
                                                                                 ------------         ------------


FINANCING ACTIVITIES:
  Capital Contribution                                                                     -                6,000
                                                                                 ------------         ------------

NET INCREASE (DECREASE) IN CASH AND
  SHORT TERM INVESTMENTS                                                               5,035               (2,923)

CASH AND SHORT TERM INVESTMENTS -
  BEGINNING OF PERIOD                                                                  8,145               20,430
                                                                                 ------------         ------------

CASH AND SHORT TERM INVESTMENTS -
  END OF PERIOD                                                                 $     13,180          $    17,507
                                                                                 ============          ===========







The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
                                 (in thousands)

                                  (Unaudited)


A.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ---------------------------------------------------------------------

     Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

     The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board
     (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

B.   BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:
     ----------------------------------------------------------------

     Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1994 and 1993.

C.   PLAN OF MERGER
     --------------

     In December, 1994 the Board of Directors for the company and ALIC approved a plan of statutory merger of the companies. The merger, which will combine the assets and liabilities fo the companies, had an effective date of May 1, 1995, or at such later date as all required regulatory approvals can be obtained. The plan of merger has been approved by the Insurance Department of the State of Nebraska. The merger was subsequently postponed until May 1, 1996.